UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21654

                          Pioneer Floating Rate Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2018 through May 31, 2019


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                                Pioneer Floating
                                Rate Trust

--------------------------------------------------------------------------------
                                Semiannual Report | May 31, 2019
--------------------------------------------------------------------------------

                                Ticker Symbol:    PHD

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Trust's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Trust or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Trust's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Trust, by calling 1-800-710-0935.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Trust, you can inform the Trust that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-710-0935. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

                                [LOGO]   Amundi Pioneer
                                         ==============
                                       ASSET MANAGEMENT
                       visit us: www.amundipioneer.com/us

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Schedule of Investments                                                       13

Financial Statements                                                          41

Financial Highlights                                                          45

Notes to Financial Statements                                                 47

Additional Information                                                        61

Trustees, Officers and Service Providers                                      62

                     Pioneer Floating Rate Trust | Semiannual Report | 5/31/19 1

President's Letter

Since 1928, active portfolio management based on in-depth, fundamental research, has been the foundation of Amundi Pioneer's investment approach. We believe an active management investment strategy is a prudent approach to investing, especially during periods of market volatility, which can result from any number of risk factors, including slow U.S. economic growth, rising interest rates, and geopolitical factors. Of course, in today's global economy, risk factors extend well beyond U.S. borders. In fact, it's not unusual for political and economic issues on the international front to cause or contribute to volatility in U.S. markets.

At Amundi Pioneer, each security under consideration is researched by our team of experienced investment professionals, who communicate directly with the management teams of those companies. At the end of this research process, if we have conviction in a company's business model and management team, and regard the security as a potentially solid investment opportunity, an Amundi Pioneer portfolio manager makes an active decision to invest in that security. The portfolio resulting from these decisions represents an expression of his or her convictions, and strives to balance overall risk and return opportunity.

As an example, the Standard & Poor's 500 Index -- the predominant benchmark for many U.S. Large-Cap Core Equity funds -- has 500 stocks. An Amundi Pioneer portfolio manager chooses to invest in only those companies that he or she believes can offer the most attractive opportunities to pursue the fund's investment objective, thus potentially benefiting the fund's shareowners. This process results in a portfolio that does not own all 500 stocks, but a much narrower universe.

The same active decision to invest in a company is also applied when we decide to sell a security, either due to changing fundamentals, valuation concerns, or market risks. We apply this active decision-making across all of our equity, fixed-income, and global portfolios.

Today, as investors, we have many options. It is our view that active management can serve shareholders well not only when markets are thriving, but also during periods of market volatility and uncertainty, thus making it a compelling investment choice. As you consider the many choices today, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

2 Pioneer Floating Rate Trust | Semiannual Report | 5/31/19

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
May 31, 2019

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                     Pioneer Floating Rate Trust | Semiannual Report | 5/31/19 3

Portfolio Management Discussion | 5/31/19

In the following interview, Jonathan Sharkey discusses the factors that influenced the performance of Pioneer Floating Rate Trust during the six-month period ended May 31, 2019. Mr. Sharkey, a senior vice president and a portfolio manager at Amundi Pioneer Asset Management, Inc., is responsible for the day-to-day management of the Trust.

Q     How did the Trust perform during the six-month period ended May 31, 2019?

A Pioneer Floating Rate Trust returned 3.34% at net asset value (NAV) and 2.62% at market price during the six-month period ended May 31, 2019, while the Trust's benchmark, the Standard & Poor's/Loan Syndications & Trading Association Leveraged Loan Index (the S&P/LSTA Index), returned 2.80% at NAV. Unlike the Trust, the S&P/LSTA Index does not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk.

      During the same six-month period, the average return at NAV of the 31 closed end funds in Morningstar's Bank Loan Closed End Funds category (which may or may not be leveraged), was 2.25%, and the average return at market price of the 31 closed end funds in the same Morningstar category was 4.74%.

      The shares of the Trust were selling at a 14.23% discount to NAV on May 31, 2019. Comparatively, the shares of the Trust were selling at a 13.62% discount to NAV on November 30, 2018.

      The Trust's standardized, 30-day SEC yield was 5.78% on May 31, 2019*.

Q How would you describe the investment environment in general, and for bank loans in particular, during the six-month period ended May 31, 2019?

A Late 2018 saw investors' sentiment for so-called risk assets weaken, based on a range of concerns. The concerns included U.S.-China trade tensions, softening economic growth overseas, Italy's budget crisis, and other political uncertainties.

      In mid-December, the U.S. Federal Reserve System (the Fed) met expectations and raised its short-term interest-rate target to the 2.25% to 2.50% range, the fourth increase in calendar year 2018, while noting the potential for additional rate hikes in 2019. In combination with signs of slowing global economic growth and yet another setback in the "Brexit" negotiations in the United Kingdom, fears that the Fed would overshoot on

* The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Trust's portfolio securities during the period indicated.

4 Pioneer Floating Rate Trust | Semiannual Report | 5/31/19 interest rates led to a spike in volatility in the market for riskier assets. December 2018 saw the 10-year U.S. Treasury yield decline from 3.01% to 2.69%, as investors sought a safe haven from the market turmoil. Energy-related issues also declined sharply as crude oil prices plunged over the fourth quarter, mainly due to concerns about a weaker demand outlook and higher-than-expected supply driven in part by a loosening of U.S. sanctions on Iran.

      Risk-oriented assets rebounded sharply in January of 2019, however, as the Fed pivoted on monetary policy and took on a less aggressive tone, announcing an early end to its balance-sheet reduction program while also indicating it would become more "data dependent" with regard to interest-rate policy, thus putting further rate increases on hold, at least temporarily. In addition to the Fed's policy actions, weak economic data out of the euro zone and China led to renewed policy accommodations from both the European Central Bank (ECB) and the People's Bank of China. Modest progress on trade matters, a firming in oil prices, and positive corporate earnings reports also helped boost sentiment for credit-sensitive assets during the first quarter of 2019.

      While the overall pace of gains moderated and there was some interim market volatility, credit-sensitive assets continued to outperform interest-rate-sensitive issues through the end of April, before wavering again in May on another potential escalation in the U.S.-China trade situation, as the Trump administration announced plans to implement a 25% tariff on some $200 billion worth of Chinese goods.

      The bank-loan market finished the six-month period in positive territory, despite a very difficult first month (December 2018). The loan asset class returned -2.54% in December, as massive outflows from loan retail mutual funds had a major negative impact on the market. Comments from Fed Chair Powell indicating that future rate increases were likely to be curtailed were a major factor in the exodus from the loan market late in 2018, as the prospect of stabilizing interest rates lessened the attractiveness of the floating-rate feature of bank loans. The outflows were further fueled by heightened media coverage focused on the potential end of the current economic cycle and a possible recession in the near term, which would negatively impact the loan market. The negative effects of the market outflows on loan performance were exacerbated by low levels of liquidity at year-end, as collateralized loan obligation (CLO) formation paused after a record calendar year in terms of volume.

      Despite the struggles experienced in December, patient loan investors eventually benefited from the mostly positive credit-market conditions that existed between January and May 2019, as bank loans recouped the bulk of their late-2018 losses.

                     Pioneer Floating Rate Trust | Semiannual Report | 5/31/19 5

Q What factors had the biggest effects on the Trust's benchmark-relative performance during the six-month period ended May 31, 2019?

A The Trust's allocations across industries within the portfolio's loan positions had a modest impact on benchmark-relative performance, with positive contributions to relative returns coming from the portfolio's underweight to business & equipment services loans, and overweights to conglomerates and food products. The portfolio's out-of-benchmark allocation to high-yield corporate bonds also had a slight positive impact on the Trust's benchmark-relative performance over the six-month period.

      A portfolio underweight to technology -- electronics in particular -- detracted from the Trust's benchmark-relative performance for the six-month period, as did an overweight to aerospace & defense loans. Security selection results within the portfolio's allocation to the home furnishings sector also detracted from the Trust's benchmark-relative performance. Meanwhile, oil and gas-related holdings were a major drag on the Trust's absolute returns over the six-month period, given the general weakness in oil prices.

      With regard to individual loans held in the Trust's portfolio, positive contributions to benchmark-relative returns for the six-month period were led by PetSmart, which announced an initial public offering of its online retailer Chewy.com. The move is expected to improve the pet supply retailer's working capital. Other positive contributors to the Trust's benchmark-relative performance were positions in wireline company Windstream and cosmetics firm Revlon. Windstream's loan price benefited when the legal issues surrounding the spinoff of its communications infrastructure assets were resolved. Revlon's loans benefited from improved market sentiment as the company's sales rebounded following a period of inventory adjustments by key customers.

      On the downside, the portfolio's position in Serta Simmons Bedding (Serta) detracted from the Trust's benchmark-relative performance during the six-month period, due to a downgrade by credit-rating agencies. Serta's earnings results have been negatively affected by competition from direct-to-consumer sellers, and by the bankruptcies of two of its major customers. Another detractor from the Trust's benchmark-relative returns was the loan for Constellis, as earnings results for the security services firm have softened due to lower levels of government spending on overseas contingency operations. Finally, the loan price for energy exploration-and-production company Encino declined during the six-month period on oil price volatility, and so the position had a negative effect on the Trust's benchmark-relative results.

6 Pioneer Floating Rate Trust | Semiannual Report | 5/31/19

Q How did the level of leverage in the Trust change over the six-month period ended May 31, 2019?

A     The Trust employs leverage through a credit agreement.

      As of May 31, 2019, 31.9% of the Trust's total managed assets were financed by leverage, compared with 32.5% of the Trust's total managed assets financed by leverage at the start of the period on November 30, 2018. The Trust's leverage ratio decreased primarily due to a reduction in the absolute amount of funds borrowed by the Trust during the 6-month period.

Q Did the Trust have any investments in any derivative securities during the six-month period ended May 31, 2019? If so, did the derivatives have any material effect on performance?

A We invested the Trust in high-yield bond credit-default swap indices during the six-month period, principally to maintain portfolio liquidity. The derivatives had a slight positive impact on the Trust's performance.

Q Did the Fund's distributions** to shareholders change during the six-month period ended May 31, 2019?

A     No, the Trust's distributions remained stable over the six-month period.

Q What is your investment outlook and how have you positioned the Trust heading into the second half of its fiscal year?

A We view loan fundamentals as positive and expect defaults in the loan market to remain manageable. To illustrate, the default rate on loans for the 12 months ended May 31, 2019, was 1.00% by loan volume, easily below the historical average of slightly more than 3%. The loan default rate by number of issuers was 1.56%, also below the long-term average. The default rate on loans held in the Trust's portfolio has remained well below that of the overall market.

      Potential risks to our outlook for the loan market include an unexpected decline in corporate earnings resulting from some combination of higher tariffs, rising wage growth, and slowing global economic growth.

      With regard to the Trust's positioning, the loan market has recently seen an uptick in the amount of leverage utilized in buyout activity, and so we have refrained from investing the portfolio in a number of the more levered deals. Instead, we have been emphasizing investments in loans to borrowers with strong cash flows, which we believe may help to ensure that those borrowers can pay their obligations should interest rates rise meaningfully from here, or if there is a downturn in market conditions.

**    Distributions are not guaranteed.

                     Pioneer Floating Rate Trust | Semiannual Report | 5/31/19 7

      The average quality of loans held in the Trust's portfolio declined from BB- to B+ over the six-month period ended May 31, 2019. The change was driven primarily by the composition of the new-issue loan market over the period. We were comfortable with the changes in portfolio quality, as we believe economic conditions will remain favorable, at least in the near term. In terms of industries, we marginally increased the Trust's allocations to consumer cyclical and health care over the six-month period, while marginally decreasing exposures to communications, finance, and insurance.

      We have maintained the Trust's out-of-benchmark allocations to high-yield corporates, credit-default-swap indices, and insurance-linked securities
      (ILS). A significant move higher in interest rates appears to have become less of a near-term risk to the high-yield asset class, due to the aforementioned policy pivot by the Fed. Meanwhile, we view maintaining a modest position in ILS as helping to improve the Trust's long-term risk/reward profile, based on the higher yields and potential diversification*** benefits provided by the asset class.

      We believe bank loans demonstrated their investment value in last year's rising-rate environment, as the asset class substantially outperformed both high-yield and investment-grade corporate bonds prior to the Fed's policy reversal entering 2019. With the current U.S. recovery in its 10th year, we view any modest decline in the federal funds rate over the next few quarters as likely to support bank-loan market sentiment by helping to extend the credit cycle.

      We believe bank loans can continue to be an attractive element of income-oriented investors' portfolios, based on their relatively low correlation with other asset classes, even if loans are not as likely to benefit from rising interest rates over the near term.

***   Diversification does not assure a profit nor protect against loss.

Please refer to the Schedule of Investments on pages 13-40 for a full listing of Trust securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity, and heightened uncertainty. These conditions may continue, recur, worsen, or spread.

The Trust may invest in derivative securities, which may include futures and options, for a variety of purposes, including: in an attempt to hedge against adverse changes in the marketplace of securities, interest rates or currency

8 Pioneer Floating Rate Trust | Semiannual Report | 5/31/19 exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the Trust's return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics. Using derivatives can increase fund losses and reduce opportunities for gains when the market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Trust. These types of instruments can increase price fluctuation.

The Trust is not limited in the percentage of its assets that may be invested in illiquid securities. Illiquid securities may be difficult to sell at a price reflective of their value at times when the Trust believes it is desirable to do so and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities may be difficult to value, and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust employs leverage through a revolving credit facility. Leverage creates significant risks, including the risk that the Trust's income or capital appreciation from investments purchased with the proceeds of leverage will not be sufficient to cover the cost of leverage, which may adversely affect the return for shareowners.

The Trust is required to maintain certain regulatory and other asset coverage requirements in connection with its use of leverage. In order to maintain required asset coverage levels, the Trust may be required to reduce the amount of leverage employed by the Trust, alter the composition of its investment portfolio or take other actions at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to shareowners over time, which is likely to result in a decrease in the market value of the Trust's shares.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions.

The Trust may invest in insurance-linked securities (ILS). The return of principal and the payment of interest on ILS are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

These risks may increase share price volatility.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                     Pioneer Floating Rate Trust | Semiannual Report | 5/31/19 9

Portfolio Summary | 5/31/19

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Senior Secured Floating Rate Loan Interests                                85.1%
Corporate Bonds                                                             7.2%
U.S. Government and Agency Obligations                                      4.6%
Insurance-Linked Securities                                                 1.5%
Investment Companies                                                        1.1%
Collateralized Mortgage Obligations                                         0.3%
Asset Backed Security                                                       0.1%
Common Stocks                                                               0.1%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. U.S. Treasury Bills, 6/18/19                                                                          3.43%
---------------------------------------------------------------------------------------------------------------
 2. U.S. Treasury Bills, 6/11/19                                                                          1.19
---------------------------------------------------------------------------------------------------------------
 3. Bright Horizons Family Solutions LLC (fka Bright Horizons Family Solutions, Inc.),
    Term B Loan, 4.189% (LIBOR + 175 bps), 11/7/23                                                        0.76
---------------------------------------------------------------------------------------------------------------
 4. American Airlines, Inc., 2018 Replacement Term Loan, 4.18% (LIBOR +
    175 bps), 6/27/25                                                                                     0.65
---------------------------------------------------------------------------------------------------------------
 5. Scientific Games International, Inc., Initial Term B-5 Loan, 5.223%
    (LIBOR + 275 bps), 8/14/24                                                                            0.63
---------------------------------------------------------------------------------------------------------------
 6. YRC Worldwide, Inc., Tranche B-1 Term Loan, 10.939% (LIBOR + 850 bps), 7/26/22                        0.63
---------------------------------------------------------------------------------------------------------------
 7. BCP Raptor II LLC, Initial Term Loan, 7.189% (LIBOR + 475 bps), 11/3/25                               0.57
---------------------------------------------------------------------------------------------------------------
 8. Sprint Communications, Inc., Initial Term Loan, 5.0% (LIBOR + 250 bps), 2/2/24                        0.57
---------------------------------------------------------------------------------------------------------------
 9. CenturyLink, Inc., Initial Term B Loan, 5.189% (LIBOR + 275 bps), 1/31/25                             0.56
---------------------------------------------------------------------------------------------------------------
10. Bausch Health Co., Inc. (fka Valeant Pharmaceuticals International, Inc.),
    Initial Term Loan, 5.467% (LIBOR + 300 bps), 6/2/25                                                   0.55
---------------------------------------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Trust is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

10 Pioneer Floating Rate Trust | Semiannual Report | 5/31/19

Prices and Distributions | 5/31/19

Market Value per Share^
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        5/31/19                11/30/18
--------------------------------------------------------------------------------
Market Value                             $10.31                 $10.40
--------------------------------------------------------------------------------
Premium/(Discount)                       (14.23)%               (13.62)%
--------------------------------------------------------------------------------

Net Asset Value per Share^
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        5/31/19                11/30/18
--------------------------------------------------------------------------------
Net Asset Value                          $12.02                 $12.04
--------------------------------------------------------------------------------

Distributions per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Net Investment      Short-Term        Long-Term
                              Income          Capital Gains     Capital Gains
--------------------------------------------------------------------------------
12/1/18-5/31/19             $0.3600             $ --              $ --
--------------------------------------------------------------------------------

Yields
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        5/31/19                11/30/18
--------------------------------------------------------------------------------
30-day SEC Yield                         5.78%                  6.18%
--------------------------------------------------------------------------------

The data shown above represents past performance, which is no guarantee of future results.

^ Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday. Net asset value and market value are published daily on the Trust's website at www.amundipioneer.com/us.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/19 11

Performance Update | 5/31/19

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in shares of Pioneer Floating Rate Trust during the periods shown, compared with the value of the S&P/LSTA Leveraged Loan Index, which provides broad and comprehensive total return metrics of the U.S. universe of syndicated term loans.

Average Annual Total Returns
(As of May 31, 2019)
-------------------------------------------------------------
                      Net
                      Asset                      S&P/LSTA
                      Value        Market        Leveraged
Period                (NAV)        Price         Loan Index
-------------------------------------------------------------
10 Years              9.77%         9.26%        6.60%
5 Years               4.83          2.67         3.75
1 Year                4.03         -3.17         3.83
-------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

           Pioneer Floating      S&P/LSTA Leveraged
           Rate Trust            Loan Index
5/09       $10,000               $10,000
5/10       $13,902               $12,427
5/11       $16,538               $13,580
5/12       $17,147               $13,899
5/13       $19,097               $15,108
5/14       $20,066               $15,767
5/15       $21,070               $16,215
5/16       $21,552               $16,295
5/17       $23,317               $17,515
5/18       $24,414               $18,251
5/19       $25,398               $18,951

Call 1-800-710-0935 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV, due to such factors as interest rate changes, and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for shares of the Trust.

Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per share is total assets less total liabilities, which include preferred shares, or borrowings, as applicable, divided by the number of shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the sale of Trust shares. Had these fees and taxes been reflected, performance would have been lower.

Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The index does not use leverage. You cannot invest directly in an index.

12 Pioneer Floating Rate Trust | Semiannual Report | 5/31/19

Schedule of Investments | 5/31/19 (unaudited)

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                           UNAFFILIATED ISSUERS -- 146.9%
                           SENIOR SECURED FLOATING RATE LOAN
                           INTERESTS -- 125.0% of Net Assets*(a)
                           Aerospace & Defense -- 4.0%
      625,800              Air Canada, Replacement Term Loan, 4.428% (LIBOR +
                           200 bps), 10/6/23                                                          $     626,577
    2,037,000              American Airlines, Inc., 2017 Class B Term Loan, 4.428%
                           (LIBOR + 200 bps), 4/28/23                                                     2,012,811
    1,229,839              American Airlines, Inc., 2017 Class B Term Loan, 4.44%
                           (LIBOR + 200 bps), 12/14/23                                                    1,215,747
    2,881,181              American Airlines, Inc., 2018 Replacement Term Loan,
                           4.18% (LIBOR + 175 bps), 6/27/25                                               2,820,631
      650,350              Dynasty Acquisition Co., Inc., Initial Term B-1 Loan,
                           6.602% (LIBOR + 400 bps), 4/6/26                                                 653,240
      349,650              Dynasty Acquisition Co., Inc., Initial Term B-2 Loan,
                           6.602% (LIBOR + 400 bps), 4/6/26                                                 351,204
    1,949,007              MACOM Technology Solutions Holdings, Inc. (fka
                           M/A-COM Technology Solutions Holdings, Inc.), Initial
                           Term Loan, 4.689% (LIBOR + 225 bps), 5/17/24                                   1,814,200
    1,473,750              Peraton Corp. (fka MHVC Acquisition Corp.), First Lien
                           Initial Term Loan, 7.69% (LIBOR + 525 bps), 4/29/24                            1,455,329
      235,813              United AirLines, Inc., Refinanced Term Loan, 4.189%
                           (LIBOR + 175 bps), 4/1/24                                                        231,096
      845,750              WP CPP Holdings LLC, First Lien Initial Term Loan, 6.34%
                           (LIBOR + 375 bps), 4/30/25                                                       845,750
                                                                                                      --------------
                           Total Aerospace & Defense                                                  $  12,026,585
--------------------------------------------------------------------------------------------------------------------
                           Automobile -- 6.3%
      877,652              Allison Transmission, Inc. Initial Term Loan, 4.475%
                           (LIBOR + 200 bps), 3/29/26                                                 $     880,943
    1,497,650              American Axle & Manufacturing, Inc., Tranche B Term Loan,
                           4.734% (LIBOR + 225 bps), 4/6/24                                               1,464,327
      321,664              Bombardier Recreational Products, Inc., Term B Loan,
                           4.44% (LIBOR + 200 bps), 5/23/25                                                 318,608
      491,257              Bright Bidco BV (aka Lumileds LLC), 2018 Refinancing
                           Term B Loan, 6.048% (LIBOR + 350 bps), 6/30/24                                   375,402
    1,614,156              Commercial Vehicle Group, Inc., Initial Term Loan, 8.439%
                           (LIBOR + 600 bps), 4/12/23                                                     1,614,156
      784,014              Cooper-Standard Automotive, Inc., Additional Term B-1
                           Loan, 4.439% (LIBOR + 200 bps), 11/2/23                                          756,573
    1,378,401              CWGS Group LLC (aka Camping World, Inc.), Term Loan,
                           5.233% (LIBOR + 275 bps), 11/8/23                                              1,256,068
    1,500,000              Drive Chassis Holdco LLC, Second Lien Term B Loan,
                           10.834% (LIBOR + 825 bps), 4/10/26                                             1,447,500
      691,667              Goodyear Tire & Rubber Co., Second Lien Term Loan, 4.44%
                           (LIBOR + 200 bps), 3/3/25                                                        685,182

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/19 13

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                           Automobile -- (continued)
      450,220              KAR Auction Services, Inc., Tranche B-4 Term Loan,
                           4.875% (LIBOR + 225 bps), 3/11/21                                          $     450,572
      588,610              KAR Auction Services, Inc., Tranche B-5 Term Loan,
                           5.125% (LIBOR + 250 bps), 3/9/23                                                 588,610
    1,894,198              Navistar, Inc., Tranche B Term Loan, 5.96% (LIBOR +
                           350 bps), 11/6/24                                                              1,897,338
      892,054              Superior Industries International, Inc., Replacement Term
                           Loan, 6.439% (LIBOR + 400 bps), 5/22/24                                          878,673
    1,033,466              Thor Industries, Inc., Initial USD Term Loan, 6.25%
                           (LIBOR + 375 bps), 2/1/26                                                      1,012,366
    1,012,827              TI Group Automotive Systems LLC, Initial US Term Loan,
                           4.939% (LIBOR + 250 bps), 6/30/22                                              1,003,965
    1,424,992              Tower Automotive Holdings USA LLC, Initial Term Loan,
                           5.25% (LIBOR + 275 bps), 3/7/24                                                1,396,492
    2,212,061              Trico Group LLC, First Lien Tranche B-2 Term Loan, 9.601%
                           (LIBOR + 700 bps), 2/2/24                                                      2,134,639
      466,667              Visteon Corp., New Term Loan, 4.193% (LIBOR +
                           175 bps), 3/25/24                                                                456,750
                                                                                                      -------------
                           Total Automobile                                                           $  18,618,164
-------------------------------------------------------------------------------------------------------------------
                           Banking -- 0.4%
      554,318              EWT Holdings III Corp. (fka WTG Holdings III Corp.),
                           Refinancing 2017-2 First Lien Term Loan, 5.439%
                           (LIBOR + 300 bps), 12/20/24                                                $     552,932
      575,000              Starfruit Finco BV (Starfruit US Holdco LLC) (aka
                           AkzoNobel), Initial Dollar Term Loan, 5.717%
                           (LIBOR + 325 bps), 10/1/25                                                       571,582
                                                                                                      -------------
                           Total Banking                                                              $   1,124,514
-------------------------------------------------------------------------------------------------------------------
                           Beverage, Food & Tobacco -- 3.6%
    1,000,000              Albertson's LLC, 2017-1 Term B-5 Loan, 5.609%
                           (LIBOR + 300 bps), 12/21/22                                                $     998,625
    1,361,649              Albertson's LLC, 2017-1 Term B-6 Loan, 5.439%
                           (LIBOR + 300 bps), 6/22/23                                                     1,357,677
    2,268,396              Chobani LLC (Chobani Idaho LLC), First Lien New Term
                           Loan, 5.939% (LIBOR + 350 bps), 10/10/23                                       2,229,406
    1,428,250              Give and Go Prepared Foods Corp. (fka GG Foods
                           Acquisition Corp.), First Lien 2017 Term Loan, 6.851%
                           (LIBOR + 425 bps), 7/29/23                                                     1,311,609
    1,064,201              H-Food Holdings LLC (aka Hearthside Food Solutions LLC),
                           Initial Term Loan, 6.126% (LIBOR + 369 bps), 5/23/25                           1,041,919
    1,509,640              JBS USA Lux SA (fka JBS USA LLC), New Term Loan,
                           5.025% (LIBOR + 250 bps), 5/1/26                                               1,509,774
    1,178,430              Post Holdings, Inc., Series A Incremental Term Loan, 4.44%
                           (LIBOR + 200 bps), 5/24/24                                                     1,175,301
      992,500              Sigma Holdco BV (aka Flora Foods), Facility B2, 5.603%
                           (LIBOR + 300 bps), 7/2/25                                                        976,372
                                                                                                      -------------
                           Total Beverage, Food & Tobacco                                             $  10,600,683
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

14 Pioneer Floating Rate Trust | Semiannual Report | 5/31/19

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                           Broadcasting & Entertainment -- 3.9%
    1,933,612              Charter Communications Operating LLC (aka CCO Safari
                           LLC), Term B Loan, 4.44% (LIBOR + 200 bps), 4/30/25                        $   1,931,854
    1,368,920              Creative Artists Agency LLC, Refinancing Term Loan, 5.43%
                           (LIBOR + 300 bps), 2/15/24                                                     1,366,011
      728,809              Gray Television, Inc., Term B-2 Loan, 4.733% (LIBOR +
                           225 bps), 2/7/24                                                                 724,937
      548,625(b)           Gray Television, Inc., Term C Loan, 1/2/26                                       547,253
    1,924,421              MediArena Acquisition BV (fka AP NMT Acquisition BV),
                           First Lien Dollar Term B Loan, 8.35% (LIBOR +
                           575 bps), 8/13/21                                                              1,918,807
    1,303,333              Numericable US LLC, USD Term B-12 Loan, 6.127%
                           (LIBOR + 369 bps), 1/31/26                                                     1,257,950
      997,355(b)           Quebecor Media, Inc., Facility B-1 Tranche, 8/17/20                              997,043
    2,041,865              Sinclair Television Group, Inc., Tranche B Term Loan,
                           4.69% (LIBOR + 225 bps), 1/3/24                                                2,037,398
      915,370              UPC Financing Partnership, Facility AR, 4.94% (LIBOR +
                           250 bps), 1/15/26                                                                914,552
                                                                                                      -------------
                           Total Broadcasting & Entertainment                                         $  11,695,805
-------------------------------------------------------------------------------------------------------------------
                           Building Materials -- 1.9%
      944,140              Circor International, Inc., Initial Term Loan, 5.953%
                           (LIBOR + 350 bps), 12/11/24                                                $     940,600
      750,000              Janus International Group LLC, Incremental Term Loan,
                           6.939% (LIBOR + 450 bps), 2/12/25                                                750,469
      891,000              Janus International Group LLC, Initial First Lien Term Loan,
                           5.439% (LIBOR + 300 bps), 2/12/25                                                878,749
    1,650,631              Summit Materials LLC, New Term Loan, 4.439% (LIBOR +
                           200 bps), 11/21/24                                                             1,644,698
    1,473,750              WKI Holding Co., Inc. (aka World Kitchen), Initial Term
                           Loan, 6.592% (LIBOR + 400 bps), 5/1/24                                         1,478,356
                                                                                                      -------------
                           Total Building Materials                                                   $   5,692,872
-------------------------------------------------------------------------------------------------------------------
                           Buildings & Real Estate -- 3.5%
      744,361              Beacon Roofing Supply, Inc., Initial Term Loan, 4.703%
                           (LIBOR + 225 bps), 1/2/25                                                  $     737,617
      746,077              Builders FirstSource, Inc., Refinancing Term Loan, 5.601%
                           (LIBOR + 300 bps), 2/29/24                                                       742,813
    1,194,000              DTZ US Borrower LLC (aka Cushman & Wakefield), Closing
                           Date Term Loan, 5.689% (LIBOR + 325 bps), 8/21/25                              1,193,254
    1,530,625              Packers Holdings LLC, Initial Term Loan, 5.44% (LIBOR +
                           300 bps), 12/4/24                                                              1,519,145
      833,791              Penn Engineering & Manufacturing Corp., Tranche B Term
                           Loan, 5.18% (LIBOR + 275 bps), 6/27/24                                           829,622
      694,750              Southwire Co. LLC (fka Southwire Co.), Initial Term Loan,
                           4.439% (LIBOR + 200 bps), 5/19/25                                                693,882
      978,160              Uniti Group Inc., Shortfall Term Loan, 7.439% (LIBOR +
                           500 bps), 10/24/22                                                               954,404

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/19 15

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                           Buildings & Real Estate -- (continued)
    1,977,273              VICI Properties 1 LLC, Term B Loan, 4.436% (LIBOR +
                           200 bps), 12/20/24                                                         $   1,966,770
    1,898,419              WireCo WorldGroup, Inc. (WireCo WorldGroup Finance LP),
                           First Lien Initial Term Loan, 7.439% (LIBOR +
                           500 bps), 9/29/23                                                              1,903,165
                                                                                                      -------------
                           Total Buildings & Real Estate                                              $  10,540,672
-------------------------------------------------------------------------------------------------------------------
                           Chemicals -- 0.7%
    1,000,000              Momentive Performance Materials Inc., First Lien Initial
                           Dollar Term Loan, 5.65% (LIBOR + 325 bps), 5/15/24                         $     997,812
    1,000,000              Tank Holding Corp., First Lien Initial Term Loan, 6.682%
                           (LIBOR + 400 bps), 3/26/26                                                     1,004,167
                                                                                                      -------------
                           Total Chemicals                                                            $   2,001,979
-------------------------------------------------------------------------------------------------------------------
                           Chemicals, Plastics & Rubber -- 8.1%
      799,664              Allnex (Luxembourg) & Cy SCA (fka AI Chem & Cy SCA),
                           Tranche B-2 Term Loan, 5.77% (LIBOR +
                           325 bps), 9/13/23                                                          $     792,167
      602,483              Allnex (Luxembourg) & Cy SCA (fka AI Chem & Cy SCA),
                           Tranche B-3 Term Loan, 5.77% (LIBOR +
                           325 bps), 9/13/23                                                                596,835
    1,225,378              Axalta Coating Systems Dutch Holding B BV (Axalta
                           Coating Systems US Holdings, Inc.), Term B-3 Dollar Loan,
                           4.351% (LIBOR + 175 bps), 6/1/24                                               1,206,997
      943,270              Berry Global, Inc. (fka Berry Plastics Corp.), Term Q Loan,
                           4.451% (LIBOR + 200 bps), 10/1/22                                                941,502
      992,481              Chemours Co., Tranche B-2 USD Term Loan, 4.19%
                           (LIBOR + 175 bps), 4/3/25                                                        969,530
      411,200              Element Solutions, Inc. (Macdermid, Inc.), Initial Term
                           Loan, 4.689% (LIBOR + 225 bps), 1/30/26                                          410,344
      491,184              Entegris, Inc. (fka Versum Materials, Inc.), Term Loan,
                           4.601% (LIBOR + 200 bps), 9/29/23                                                491,568
    1,977,500              HD Supply Waterworks, Ltd., Initial Term Loan, 5.626%
                           (LIBOR + 300 bps), 8/1/24                                                      1,973,792
      998,709              Infiltrator Water Technologies LLC, First Lien Term B-2
                           Loan, 5.601% (LIBOR + 300 bps), 5/27/22                                          992,467
    1,775,470              LTI Holdings, Inc., First Lien Initial Term Loan, 5.939%
                           (LIBOR + 350 bps), 9/6/25                                                      1,697,239
      500,000              LTI Holdings, Inc., Second Lien Initial Term Loan, 9.189%
                           (LIBOR + 675 bps), 9/6/26                                                        465,000
    1,234,406              Natgasoline LLC, Initial Term Loan, 6.125% (LIBOR +
                           350 bps), 11/14/25                                                             1,234,406
    1,373,143              Omnova Solutions, Inc., Term B-2 Loan, 5.689% (LIBOR +
                           325 bps), 8/25/23                                                              1,359,411
      555,112              Orion Engineered Carbons GmbH, Initial Dollar Term Loan,
                           4.601% (LIBOR + 200 bps), 7/25/24                                                553,030

The accompanying notes are an integral part of these financial statements.

16 Pioneer Floating Rate Trust | Semiannual Report | 5/31/19

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                           Chemicals, Plastics & Rubber -- (continued)
    1,228,883              PQ Corp., Third Amendment Tranche B-1 Term Loan,
                           5.083% (LIBOR + 250 bps), 2/8/25                                           $   1,225,350
    1,999,790              Reynolds Group Holdings, Inc., Incremental US Term Loan,
                           5.189% (LIBOR + 275 bps), 2/5/23                                               1,988,202
      594,365              Ring Container Technologies Group LLC, First Lien Initial
                           Term Loan, 5.189% (LIBOR + 275 bps), 10/31/24                                    591,146
    1,361,963              Tata Chemicals North America, Term Loan, 5.375%
                           (LIBOR + 275 bps), 8/7/20                                                      1,363,666
    1,036,875              Trident TPI Holdings, Inc., Tranche B-1 Term Loan, 5.689%
                           (LIBOR + 325 bps), 10/17/24                                                    1,001,880
    1,210,683              Tronox Finance LLC, First Lien Initial Dollar Term Loan,
                           5.439% (LIBOR + 300 bps), 9/23/24                                              1,198,387
    1,330,313              Twist Beauty International Holdings SA, Facility B2,
                           5.524% (LIBOR + 300 bps), 4/22/24                                              1,310,358
    1,132,557              Univar USA, Inc., Term B-3 Loan, 4.689% (LIBOR +
                           225 bps), 7/1/24                                                               1,129,254
      742,491              Vantage Specialty Chemicals, Inc., First Lien Closing Date
                           Term Loan, 5.977% (LIBOR + 350 bps), 10/28/24                                    731,663
                                                                                                      -------------
                           Total Chemicals, Plastics & Rubber                                         $  24,224,194
-------------------------------------------------------------------------------------------------------------------
                           Computers & Electronics -- 3.2%
      788,000              Applied Systems, Inc., First Lien Closing Date Term Loan,
                           5.439% (LIBOR + 300 bps), 9/19/24                                          $     785,476
      750,000              Applied Systems, Inc., Second Lien Initial Term Loan,
                           9.439% (LIBOR + 700 bps), 9/19/25                                                756,563
      997,494              Brooks Automation, Inc., 2018 Incremental Term B Loan,
                           5.5% (LIBOR + 300 bps), 10/4/24                                                  998,117
    1,237,500              Chloe OX Parent LLC, Initial Term Loan, 7.101% (LIBOR +
                           450 bps), 12/23/24                                                             1,239,047
    1,362,637              Dynatrace LLC, First Lien Term Loan, 5.689% (LIBOR +
                           325 bps), 8/22/25                                                              1,363,318
      780,063              Energy Acquisition LP (aka Electrical Components
                           International), First Lien Initial Term Loan, 6.851%
                           (LIBOR + 425 bps), 6/26/25                                                       760,562
      500,000              Iron Mountain Information Management LLC, Incremental
                           Term B Loan, 4.189% (LIBOR + 175 bps), 1/2/26                                    485,625
      718,615              Microchip Technology, Inc., Initial Term Loan, 4.44%
                           (LIBOR + 200 bps), 5/29/25                                                       717,716
      393,237              ON Semiconductor Corp., 2018 New Replacement Term
                           B-3 Loan, 4.189% (LIBOR + 175 bps), 3/31/23                                      389,445
    2,221,875              Ultra Clean Holdings, Inc., Term Loan B, 6.939% (LIBOR +
                           450 bps), 8/27/25                                                              2,149,664
                                                                                                      -------------
                           Total Computers & Electronics                                              $   9,645,533
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/19 17

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                           Construction & Building -- 0.8%
    1,237,500              McDermott International, Inc., Term Loan, 7.439%
                           (LIBOR + 500 bps), 5/12/25                                                 $   1,205,660
    1,265,326              Quikrete Holdings, Inc., First Lien Initial Term Loan, 5.19%
                           (LIBOR + 275 bps), 11/15/23                                                    1,248,877
                                                                                                      -------------
                           Total Construction & Building                                              $   2,454,537
-------------------------------------------------------------------------------------------------------------------
                           Containers, Packaging & Glass -- 0.4%
    1,308,359              Plastipak Holdings, Inc., Tranche B Term Loan, 4.94%
                           (LIBOR + 250 bps), 10/14/24                                                $   1,301,681
                                                                                                      -------------
                           Total Containers, Packaging & Glass                                        $   1,301,681
-------------------------------------------------------------------------------------------------------------------
                           Diversified & Conglomerate Manufacturing -- 2.3%
      324,373              Delos Finance S.a r.l., New Term Loan, 4.351% (LIBOR +
                           175 bps), 10/6/23                                                          $     324,424
      877,579              ExamWorks Group, Inc. (fka Gold Merger Co., Inc.),
                           Term B-1 Loan, 5.689% (LIBOR + 325 bps), 7/27/23                                 877,579
    2,069,029              Pelican Products, Inc., First Lien Term Loan, 5.967%
                           (LIBOR + 350 bps), 5/1/25                                                      2,036,700
      298,148              Ranpak Corp., Second Lien Initial Term Loan, 9.691%
                           (LIBOR + 725 bps), 10/3/22                                                       297,030
    1,524,459              Ranpak Corp., Tranche B-1 USD Term Loan, 5.689%
                           (LIBOR + 325 bps), 10/1/21                                                     1,527,317
    1,714,134              STG-Fairway Acquisitions, Inc. (aka First Advantage), First
                           Lien Term Loan, 7.689% (LIBOR + 525 bps), 6/30/22                              1,716,277
                                                                                                      -------------
                           Total Diversified & Conglomerate Manufacturing                             $   6,779,327
-------------------------------------------------------------------------------------------------------------------
                           Diversified & Conglomerate Service -- 11.8%
    1,985,865              Albany Molecular Research, Inc., First Lien Initial Term
                           Loan, 5.689% (LIBOR + 325 bps), 8/30/24                                    $   1,938,701
    1,000,000              Albany Molecular Research, Inc., Second Lien Initial Term
                           Loan, 9.439% (LIBOR + 700 bps), 8/30/25                                          998,125
    1,655,978              Alion Science and Technology Corp., First Lien Term Loan,
                           6.939% (LIBOR + 450 bps), 8/19/21                                              1,660,118
      748,125              Allied Universal Holdco LLC (fka USAGM Holdco LLC), First
                           Lien Incremental Term Loan, 6.689% (LIBOR +
                           425 bps), 7/28/22                                                                744,384
      914,625              Allied Universal Holdco LLC (fka USAGM Holdco LLC), First
                           Lien Initial Term Loan, 6.189% (LIBOR +
                           375 bps), 7/28/22                                                                901,191
      247,218              ASGN, Inc. (fka On Assignment, Inc.), Initial Term B-1 Loan,
                           4.439% (LIBOR + 200 bps), 6/3/22                                                 247,166
      191,484              ASGN, Inc. (fka On Assignment, Inc.), Initial Term B-2 Loan,
                           4.439% (LIBOR + 200 bps), 4/2/25                                                 191,484
      346,285              AVSC Holding Corp. (aka PSAV, Inc.), First Lien Initial Term
                           Loan, 5.768% (LIBOR + 325 bps), 3/3/25                                           338,061
    3,328,488              Bright Horizons Family Solutions LLC (fka Bright Horizons
                           Family Solutions, Inc.), Term B Loan, 4.189%
                           (LIBOR + 175 bps), 11/7/23                                                     3,327,449

The accompanying notes are an integral part of these financial statements.

18 Pioneer Floating Rate Trust | Semiannual Report | 5/31/19

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                           Diversified & Conglomerate Service -- (continued)
    1,907,154              CB Poly Investments LLC, First Lien Closing Date Term
                           Loan, 6.189% (LIBOR + 375 bps), 8/16/23                                    $   1,916,689
    1,522,712              Change Healthcare Holdings, Inc. (fka Emdeon, Inc.),
                           Closing Date Term Loan, 5.189% (LIBOR +
                           275 bps), 3/1/24                                                               1,503,797
    1,965,000              Constellis Holdings LLC, First Lien Term B Loan, 7.583%
                           (LIBOR + 500 bps), 4/21/24                                                     1,640,775
    1,198,573              DBRS, Ltd., Initial Term Loan, 7.772% (LIBOR +
                           525 bps), 3/4/22                                                               1,201,570
    1,015,173              DG Investment Intermediate Holdings 2, Inc. (aka
                           Convergint Technologies Holdings LLC), First Lien Initial
                           Term Loan, 5.439% (LIBOR + 300 bps), 2/3/25                                      997,408
    1,201,261              DTI Holdco, Inc., Replacement B-1 Term Loan, 7.333%
                           (LIBOR + 475 bps), 9/29/23                                                     1,128,435
      826,176              Filtration Group Corp., Initial Dollar Term Loan, 5.439%
                           (LIBOR + 300 bps), 3/29/25                                                       825,401
      644,702              Gates Global LLC, Initial B-2 Dollar Term Loan, 5.189%
                           (LIBOR + 275 bps), 4/1/24                                                        641,997
    1,095,328              GHX Ultimate Parent Corp., First Lien Initial Term Loan,
                           5.851% (LIBOR + 325 bps), 6/28/24                                              1,082,321
      239,971              IAP Worldwide Services, Inc., Second Lien Term Loan,
                           9.101% (LIBOR + 650 bps), 7/18/19                                                241,109
      496,250              Iqvia, Inc. (Quintiles IMS), Term B-3 Dollar Loan, 4.189%
                           (LIBOR + 175 bps), 6/11/25                                                       494,079
    1,087,838              Jaguar Holding Co. I LLC (fka Jaguar Holding Co. I) (aka
                           Pharmaceutical Product Development LLC), 2018
                           Term Loan, 4.939% (LIBOR + 250 bps), 8/18/22                                   1,076,847
      994,975              Mitchell International, Inc., First Lien Initial Term Loan,
                           5.689% (LIBOR + 325 bps), 11/29/24                                               955,798
      495,000              National Mentor Holdings, Inc. (aka Civitas Solutions,
                           Inc.), First Lien Initial Term Loan, 6.69% (LIBOR +
                           425 bps), 3/9/26                                                                 496,856
    2,174,785              NVA Holdings, Inc., First Lien Term B-3 Loan, 5.189%
                           (LIBOR + 275 bps), 2/2/25                                                      2,109,541
      342,128              Outfront Media Capital LLC (Outfront Media Capital Corp.),
                           Term Loan, 4.467% (LIBOR + 200 bps), 3/18/24                                     341,629
    1,522,530              Press Ganey Holdings, Inc., First Lien Incremental B-2018
                           Term Loan, 5.189% (LIBOR + 275 bps), 10/23/23                                  1,514,443
      547,750              Sound Inpatient Physicians, Inc., First Lien Initial Term
                           Loan, 5.189% (LIBOR + 275 bps), 6/27/25                                          548,206
      490,000              Team Health Holdings, Inc., Initial Term Loan, 5.189%
                           (LIBOR + 275 bps), 2/6/24                                                        443,450
    1,326,991              Tempo Acquisition LLC, Initial Term Loan, 5.439% (LIBOR +
                           300 bps), 5/1/24                                                               1,322,346
    1,792,744              West Corp., Incremental Term B-1 Loan, 6.022% (LIBOR +
                           350 bps), 10/10/24                                                             1,667,252

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/19 19

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                           Diversified & Conglomerate Service -- (continued)
    1,894,340              West Corp., Initial Term B Loan, 6.522% (LIBOR +
                           400 bps), 10/10/24                                                         $   1,777,522
      729,375              WEX Inc., Term B-3 Loan, 4.689% (LIBOR +
                           225 bps), 5/15/26                                                                728,615
                                                                                                      -------------
                           Total Diversified & Conglomerate Service                                   $  35,002,765
-------------------------------------------------------------------------------------------------------------------
                           Diversified Natural Resources & Precious Metals -- 0.3%
      887,336              84 Lumber Co., Term B-1 Loan, 7.68% (LIBOR +
                           525 bps), 10/25/23                                                         $     891,772
                                                                                                      -------------
                           Total Diversified Natural Resources & Precious Metals                      $     891,772
-------------------------------------------------------------------------------------------------------------------
                           Educational Services -- 0.3%
      803,201              Laureate Education, Inc., Series 2024 Term Loan, 8.0%
                           (PRIME + 250 bps), 4/26/24                                                 $     803,956
                                                                                                      -------------
                           Total Educational Services                                                 $     803,956
-------------------------------------------------------------------------------------------------------------------
                           Electric & Electrical -- 1.0%
    1,119,063              Dell International LLC (EMC Corp.), Refinancing Term B
                           Loan, 4.44% (LIBOR + 200 bps), 9/7/23                                      $   1,115,997
      244,962              Micron Technology, Inc., Term Loan, 4.19% (LIBOR +
                           175 bps), 4/26/22                                                                245,203
      500,000              MKS Instruments, Inc., Tranche B-5 Term Loan, 4.689%
                           (LIBOR + 225 bps), 2/2/26                                                        501,062
    1,085,775              Rackspace Hosting, Inc., First Lien Term B Loan, 5.575%
                           (LIBOR + 300 bps), 11/3/23                                                     1,008,026
                                                                                                      -------------
                           Total Electric & Electrical                                                $   2,870,288
-------------------------------------------------------------------------------------------------------------------
                           Electronics -- 4.5%
      693,581              Access CIG LLC, First Lien Term B Loan, 6.189% (LIBOR +
                           375 bps), 2/27/25                                                          $     690,114
      347,611              Avast Software BV, 2018 Refinancing Dollar Term Loan,
                           4.851% (LIBOR + 225 bps), 9/29/23                                                347,394
    1,023,168              First Data Corp., 2022D New Dollar Term Loan, 4.437%
                           (LIBOR + 200 bps), 7/8/22                                                      1,022,928
    1,131,090              First Data Corp., 2024A New Dollar Term Loan, 4.437%
                           (LIBOR + 200 bps), 4/26/24                                                     1,130,454
    1,100,000              Mirion Technologies (Finance) LLC (Mirion Technologies,
                           Inc.), Initial Dollar Term Loan, 6.595% (LIBOR +
                           400 bps), 3/6/26                                                               1,106,532
    1,300,000              Natel Engineering Co., Inc., Initial Term Loan, 7.439%
                           (LIBOR + 500 bps), 4/30/26                                                     1,304,875
    1,289,051              nThrive, Inc. (fka Precyse Acquisition Corp.), Additional
                           Term B-2 Loan, 6.939% (LIBOR + 450 bps), 10/20/22                              1,250,380
      520,126              Rovi Solutions Corp./Rovi Guides, Inc., Term B Loan,
                           4.94% (LIBOR + 250 bps), 7/2/21                                                  509,507
    2,805,476              Scientific Games International, Inc., Initial Term B-5 Loan,
                           5.223% (LIBOR + 275 bps), 8/14/24                                              2,768,070

The accompanying notes are an integral part of these financial statements.

20 Pioneer Floating Rate Trust | Semiannual Report | 5/31/19

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                           Electronics -- (continued)
      324,131              SS&C Technologies Holdings, Inc., Term B-3 Loan,
                           4.689% (LIBOR + 225 bps), 4/16/25                                          $     322,443
      227,364              SS&C Technologies Holdings, Inc., Term B-4 Loan,
                           4.689% (LIBOR + 225 bps), 4/16/25                                                226,180
    1,308,276              Verint Systems, Inc., Refinancing Term Loan, 4.486%
                           (LIBOR + 200 bps), 6/28/24                                                     1,306,608
    1,390,674              Western Digital Corp., US Term B-4 Loan, 4.187%
                           (LIBOR + 175 bps), 4/29/23                                                     1,347,181
                                                                                                      -------------
                           Total Electronics                                                          $  13,332,666
-------------------------------------------------------------------------------------------------------------------
                           Entertainment & Leisure -- 0.7%
      833,000              Cedar Fair LP, US Term B Loan, 4.189% (LIBOR +
                           175 bps), 4/13/24                                                          $     834,036
    1,123,324              Sabre GLBL, Inc. (fka Sabre, Inc.), 2018 Other Term B
                           Loan, 4.439% (LIBOR + 200 bps), 2/22/24                                        1,118,058
                                                                                                      -------------
                           Total Entertainment & Leisure                                              $   1,952,094
-------------------------------------------------------------------------------------------------------------------
                           Environmental Services -- 0.6%
      836,330              Advanced Disposal Services, Inc. (fka ADS Waste
                           Holdings, Inc.), Additional Term Loan, 4.637% (LIBOR +
                           225 bps), 11/10/23                                                         $     835,285
    1,043,299              GFL Environmental, Inc., Effective Date Incremental Term
                           Loan, 5.439% (LIBOR + 300 bps), 5/30/25                                        1,023,085
                                                                                                      -------------
                           Total Environmental Services                                               $   1,858,370
-------------------------------------------------------------------------------------------------------------------
                           Farming & Agriculture -- 0.4%
    1,182,452              Dole Food Co., Inc., Tranche B Term Loan, 5.224%
                           (LIBOR + 275 bps/PRIME + 175 bps), 4/6/24                                  $   1,153,482
                                                                                                      -------------
                           Total Farming & Agriculture                                                $   1,153,482
-------------------------------------------------------------------------------------------------------------------
                           Financial Services -- 1.4%
    1,457,311              Baring Private Equity Asia VI Holding (2) Ltd., First Lien
                           Initial Dollar Term Loan, 5.439% (LIBOR +
                           300 bps), 10/26/22                                                         $   1,439,095
      893,250              Blackhawk Network Holdings, Inc., First Lien Term Loan,
                           5.439% (LIBOR + 300 bps), 6/15/25                                                885,713
      979,323              Everi Payments, Inc., Term B loan, 5.439% (LIBOR +
                           300 bps), 5/9/24                                                                 979,935
      977,447              Trans Union LLC, 2017 Replacement Term B-3 Loan,
                           4.439% (LIBOR + 200 bps), 4/10/23                                                977,185
                                                                                                      -------------
                           Total Financial Services                                                   $   4,281,928
-------------------------------------------------------------------------------------------------------------------
                           Forest Products -- 0.4%
    1,331,242              ProAmpac PG Borrower LLC, First Lien Initial Term Loan,
                           6.011% (LIBOR + 350 bps), 11/20/23                                         $   1,287,977
                                                                                                      -------------
                           Total Forest Products                                                      $   1,287,977
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/19 21

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                           Gaming and Hotels -- 0.2%
      500,000(b)           PCI Gaming Authority Term B Facility Loan, 5/29/26                         $     500,848
                                                                                                      -------------
                           Total Gaming and Hotels                                                    $     500,848
-------------------------------------------------------------------------------------------------------------------
                           Grocery -- 0.2%
      802,500              Diplomat Pharmacy, Inc., Initial Term B Loan, 6.94%
                           (LIBOR + 450 bps), 12/20/24                                                $     742,312
                                                                                                      -------------
                           Total Grocery                                                              $     742,312
-------------------------------------------------------------------------------------------------------------------
                           Healthcare -- 1.1%
    1,750,000(b)           HC Group Holdings II, Inc., Cov-Lite Term Loan, 5/22/26                    $   1,741,250
    1,400,000              Phoenix Guarantor Inc. (aka Brightspring), First Lien
                           Initial Term Loan, 6.961% (LIBOR + 450 bps), 3/5/26                            1,398,600
                                                                                                      -------------
                           Total Healthcare                                                           $   3,139,850
-------------------------------------------------------------------------------------------------------------------
                           Healthcare & Pharmaceuticals -- 7.6%
    1,457,268              Acadia Healthcare Co., Inc., Tranche B-4 Term Loan,
                           4.939% (LIBOR + 250 bps), 2/16/23                                          $   1,452,714
      635,000              Agiliti Health, Inc., Initial Term Loan, 5.5% (LIBOR +
                           300 bps), 1/4/26                                                                 634,190
    1,058,009              Alkermes, Inc., 2023 Term Loan, 4.71% (LIBOR +
                           225 bps), 3/27/23                                                              1,056,026
      492,500              Alphabet Holding Co., Inc. (aka Nature's Bounty), First Lien
                           Initial Term Loan, 5.939% (LIBOR + 350 bps), 9/26/24                             473,621
    1,500,000              Alphabet Holding Co., Inc. (aka Nature's Bounty), Second
                           Lien Initial Term Loan, 10.189% (LIBOR +
                           775 bps), 9/26/25                                                              1,329,375
      910,000              Auris Luxembourg III S.a r.l., Facility B2, 6.189% (LIBOR +
                           375 bps), 2/27/26                                                                913,129
    1,900,774+(c)          CCS Medical, Inc. (Chronic Care), Second Lien Term Loan,
                           0.0% (14.50% PIK or 0.0% cash) (PRIME +
                           900 bps), 5/31/19                                                                 19,008
    1,225,000              Cidron Healthcare, Ltd. (aka ConvaTec, Inc.), Term B Loan,
                           4.851% (LIBOR + 225 bps), 10/31/23                                             1,225,000
    1,176,811              Concentra, Inc., First Lien Tranche B-1 Term Loan, 5.22%
                           (LIBOR + 275 bps), 6/1/22                                                      1,176,811
      846,757              DaVita, Inc. (fka DaVita HealthCare Partners, Inc.), Tranche
                           B Term Loan, 5.189% (LIBOR + 275 bps), 6/24/21                                   847,418
    1,581,825              Endo Luxembourg Finance Company I S.a.r.l., Initial Term
                           Loan, 6.75% (LIBOR + 425 bps), 4/29/24                                         1,533,038
    1,384,091              Explorer Holdings, Inc., Initial Term Loan, 6.351%
                           (LIBOR + 375 bps), 5/2/23                                                      1,383,226
      708,977              Gentiva Health Services, Inc., First Lien Closing Date
                           Initial Term Loan, 6.25% (LIBOR + 375 bps), 7/2/25                               709,846
      791,938              Greatbatch, Ltd., New Term B Loan, 5.47% (LIBOR +
                           300 bps),10/27/22                                                                794,059
    1,449,842              HC Group Holdings III, Inc., First Lien Refinancing Term
                           Loan, 6.189% (LIBOR + 375 bps), 4/7/22                                         1,448,029

The accompanying notes are an integral part of these financial statements.

22 Pioneer Floating Rate Trust | Semiannual Report | 5/31/19

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                           Healthcare & Pharmaceuticals -- (continued)
      348,250              Herbalife Nutrition, Ltd., Term Loan B, 5.689% (LIBOR +
                           325 bps), 8/18/25                                                          $     349,183
    1,993,747              Kindred Healthcare LLC, Closing Date Term Loan,
                           7.5% (LIBOR + 500 bps), 7/2/25                                                 1,973,809
    1,323,094              NMN Holdings III Corp., First Lien Closing Date Term Loan,
                           6.189% (LIBOR + 375 bps), 11/13/25                                             1,313,171
      428,875              Prestige Brands, Inc., Term B-4 Loan, 4.439% (LIBOR +
                           200 bps), 1/26/24                                                                425,926
    1,950,300              Prospect Medical Holdings, Inc., Term B-1 Loan, 8.0%
                           (LIBOR + 550 bps), 2/22/24                                                     1,852,785
    1,781,027              Sterigenics-Nordion Holdings LLC, Incremental Term Loan,
                           5.439% (LIBOR + 300 bps), 5/15/22                                              1,775,462
                                                                                                      -------------
                           Total Healthcare & Pharmaceuticals                                         $  22,685,826
-------------------------------------------------------------------------------------------------------------------
                           Healthcare, Education & Childcare -- 5.3%
    1,500,000              Alliance HealthCare Services, Inc., Second Lien Initial
                           Term Loan, 12.439% (LIBOR + 1,000 bps), 4/24/24                            $   1,488,750
    1,416,883              ATI Holdings Acquisition, Inc., First Lien Initial Term
                           Loan, 5.93% (LIBOR + 350 bps), 5/10/23                                         1,395,039
      237,500              Bausch Health Co., Inc. (fka Valeant Pharmaceuticals
                           International, Inc.), First Incremental Term
                           Loan, 5.217% (LIBOR + 275 bps), 11/27/25                                         236,238
    2,413,137              Bausch Health Co., Inc. (fka Valeant Pharmaceuticals
                           International, Inc.), Initial Term Loan, 5.467%
                           (LIBOR + 300 bps), 6/2/25                                                      2,405,031
      663,188              Kinetic Concepts, Inc., Dollar Term Loan, 5.851% (LIBOR +
                           325 bps), 2/2/24                                                                 664,777
    1,988,089              KUEHG Corp. (fka KC MergerSub, Inc.) (aka KinderCare),
                           Term B-3 Loan, 6.351% (LIBOR + 375 bps), 2/21/25                               1,981,628
      840,930              Life Time Fitness, Inc., 2017 Refinancing Term Loan,
                           5.272% (LIBOR + 275 bps), 6/10/22                                                840,142
    1,538,803              Quorum Health Corp., Term Loan, 9.189% (LIBOR +
                           675 bps), 4/29/22                                                              1,522,453
    1,606,670              Regionalcare Hospital Partners Holdings, Inc., First Lien
                           Term B Loan, 6.93% (LIBOR + 450 bps), 11/16/25                                 1,605,163
    1,263,894              Select Medical Corp., Tranche B Term Loan, 4.93%
                           (LIBOR + 250 bps), 3/6/25                                                      1,263,894
    1,738,486              US Renal Care, Inc., First Lien Initial Term Loan, 6.851%
                           (LIBOR + 425 bps), 12/30/22                                                    1,740,659
      750,000              Vizient, Inc., Term B-5 Loan, 5.217% (LIBOR +
                           275 bps), 5/6/26                                                                 750,938
                                                                                                      -------------
                           Total Healthcare, Education & Childcare                                    $  15,894,712
-------------------------------------------------------------------------------------------------------------------
                           Home & Office Furnishings -- 1.0%
    1,130,050              Armstrong World Industries, Inc., Term Loan B, 5.256%
                           (LIBOR + 275 bps), 3/31/23                                                 $   1,130,521
    1,807,754              Serta Simmons Bedding LLC, First Lien Initial Term Loan,
                           5.961% (LIBOR + 350 bps), 11/8/23                                              1,281,810

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/19 23

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                           Home & Office Furnishings -- (continued)
      901,867              Serta Simmons Bedding LLC, Second Lien Initial Term
                           Loan, 10.44% (LIBOR + 800 bps), 11/8/24                                    $     462,770
                                                                                                      -------------
                           Total Home & Office Furnishings                                            $   2,875,101
-------------------------------------------------------------------------------------------------------------------
                           Hotel, Gaming & Leisure -- 3.6%
    1,467,562              1011778 BC Unlimited Liability Co. (New Red Finance,
                           Inc.) (aka Burger King/Tim Hortons), Term B-3 Loan,
                           4.689% (LIBOR + 225 bps), 2/16/24                                          $   1,454,721
    2,012,466              Boyd Gaming Corp., Refinancing Term B Loan, 4.641%
                           (LIBOR + 225 bps), 9/15/23                                                     2,004,763
      494,871              Eldorado Resorts, Inc., Term Loan, 4.724% (LIBOR +
                           225 bps), 4/17/24                                                                494,351
    1,935,059              Golden Nugget, Inc. (aka Landry's, Inc.), Initial Term B
                           Loan, 5.189% (LIBOR + 275 bps), 10/4/23                                        1,926,061
    1,000,000              Hanjin International Corp. (aka Wilshire Grand Center),
                           Initial Term Loan, 4.93% (LIBOR + 250 bps), 10/19/20                             992,500
      426,292              Hilton Worldwide Finance LLC, Series B-2 Term Loan,
                           4.18% (LIBOR + 175 bps), 10/25/23                                                425,832
      598,500              Marriott Ownership Resorts, Inc., Initial Term Loan,
                           4.689% (LIBOR + 225 bps), 8/29/25                                                598,744
    1,324,050              MGM Growth Properties Operating Partnership LP, Term B
                           Loan, 4.439% (LIBOR + 200 bps), 3/21/25                                        1,315,568
      448,875              Penn National Gaming, Inc., Term B-1 Facility Loan,
                           4.689% (LIBOR + 225 bps), 10/15/25                                               446,631
      469,664              Stars Group Holdings BV, USD Term Loan, 6.101%
                           (LIBOR + 350 bps), 7/10/25                                                       470,368
      475,802              Station Casinos LLC, Term B Facility Loan, 4.94%
                           (LIBOR + 250 bps), 6/8/23                                                        473,175
                                                                                                      -------------
                           Total Hotel, Gaming & Leisure                                              $  10,602,714
-------------------------------------------------------------------------------------------------------------------
                           Insurance -- 3.9%
      894,057              Alliant Holdings Intermediate LLC, Initial Term Loan,
                           5.43% (LIBOR + 300 bps), 5/9/25                                            $     874,919
    2,059,701              Asurion LLC (fka Asurion Corp.), New B-7 Term Loan,
                           5.439% (LIBOR + 300 bps), 11/3/24                                              2,053,264
      286,085              Asurion LLC (fka Asurion Corp.), Replacement B-6 Term
                           Loan, 5.439% (LIBOR + 300 bps), 11/3/23                                          285,405
      675,000              Asurion LLC (fka Asurion Corp.), Second Lien Replacement
                           B-2 Term Loan, 8.939% (LIBOR + 650 bps), 8/4/25                                  687,376
    2,299,881              Confie Seguros Holding II Co., Term B Loan, 7.189%
                           (LIBOR + 475 bps), 4/19/22                                                     2,291,257
    1,842,404              Integro Parent, Inc., First Lien Initial Term Loan, 8.303%
                           (LIBOR + 575 bps), 10/31/22                                                    1,805,556
      997,204^             Medical Card System, Inc., Term Loan, 5.5% (LIBOR +
                           450 bps), 9/2/19                                                                 648,182
    1,385,220              MPH Acquisition Holdings LLC, Initial Term Loan, 5.351%
                           (LIBOR + 275 bps), 6/7/23                                                      1,358,093

The accompanying notes are an integral part of these financial statements.

24 Pioneer Floating Rate Trust | Semiannual Report | 5/31/19

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                           Insurance -- (continued)
    1,644,950              USI, Inc. (fka Compass Investors, Inc.), 2017 New Term
                           Loan, 5.601% (LIBOR + 300 bps), 5/16/24                                    $   1,604,237
                                                                                                      -------------
                           Total Insurance                                                            $  11,608,289
-------------------------------------------------------------------------------------------------------------------
                           Leasing -- 0.7%
      668,861              Fly Funding II S.a r.l., Term Loan, 4.56% (LIBOR +
                           200 bps), 2/9/23                                                           $     666,352
    1,485,000              IBC Capital I, Ltd. (aka Goodpack, Ltd.), First Lien Tranche
                           B-1 Term Loan, 6.365% (LIBOR + 375 bps), 9/11/23                               1,460,869
       36,765              Kasima LLC (Digital Cinema Implementation Partners LLC),
                           Term Loan, 4.99% (LIBOR + 250 bps), 5/17/21                                       36,811
                                                                                                      -------------
                           Total Leasing                                                              $   2,164,032
-------------------------------------------------------------------------------------------------------------------
                           Leisure & Entertainment -- 2.5%
      992,500              24 Hour Fitness Worldwide, Inc., Term Loan, 5.939%
                           (LIBOR + 350 bps), 5/30/25                                                 $     986,917
    1,117,382              AMC Entertainment Holdings, Inc. (fka AMC Entertainment,
                           Inc.),Term B-1 Loan, 5.44% (LIBOR + 300 bps), 4/22/26                          1,114,728
      294,750              CityCenter Holdings LLC, Term B Loan, 4.689% (LIBOR +
                           225 bps), 4/18/24                                                                292,355
    1,895,957              Fitness International LLC, Term B Loan, 5.689% (LIBOR +
                           325 bps), 4/18/25                                                              1,889,321
    1,810,824              MCC Iowa LLC, Tranche M Term Loan, 4.39% (LIBOR +
                           200 bps), 1/15/25                                                              1,809,299
    1,250,953              Six Flags Theme Parks, Inc., Tranche B Term Loan, 4.59%
                           (LIBOR + 200 bps), 4/17/26                                                     1,251,930
                                                                                                      -------------
                           Total Leisure & Entertainment                                              $   7,344,550
-------------------------------------------------------------------------------------------------------------------
                           Machinery -- 3.1%
      492,500              AI Aqua Merger Sub, Inc., 2017 First Lien Incremental
                           Term Loan, 5.689% (LIBOR + 325 bps), 12/13/23                              $     477,420
      432,765              Blount International, Inc., New Refinancing Term Loan,
                           6.189% (LIBOR + 375 bps), 4/12/23                                                433,847
      583,019              Clark Equipment Co. (aka Doosan Bobcat, Inc.), Repriced
                           Term Loan, 4.601% (LIBOR + 200 bps), 5/18/24                                     579,480
      880,000              CTC AcquiCo GmbH, Facility B2, 5.272% (LIBOR +
                           275 bps), 3/7/25                                                                 863,500
      834,754              Gardner Denver, Inc., Tranche B-1 Dollar Term Loan,
                           5.189% (LIBOR + 275 bps), 7/30/24                                                835,849
      456,250              Hyster-Yale Group, Inc., Term Loan, 5.689% (LIBOR +
                           325 bps), 5/30/23                                                                453,398
      815,089              Milacron LLC, Term B Loan, 4.939% (LIBOR +
                           250 bps), 9/28/23                                                                798,787
    1,080,584              NN, Inc., Tranche B Term Loan, 6.189% (LIBOR +
                           375 bps), 10/19/22                                                             1,071,128
    1,078,760              Shape Technologies Group, Inc., Initial Term Loan, 5.487%
                           (LIBOR + 300 bps), 4/21/25                                                     1,043,701

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/19 25

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                           Machinery -- (continued)
      819,942              Terex Corp., Incremental US Term Loan, 4.541% (LIBOR +
                           200 bps), 1/31/24                                                          $     815,587
      985,107              TMK Hawk Parent Corp., First Lien Initial Term Loan,
                           5.94% (LIBOR + 350 bps), 8/28/24                                                 837,341
    1,035,865              Welbilt, Inc. (fka Manitowoc Foodservice, Inc.), Term B
                           Loan, 4.939% (LIBOR + 250 bps), 10/23/25                                       1,028,096
                                                                                                      -------------
                           Total Machinery                                                            $   9,238,134
-------------------------------------------------------------------------------------------------------------------
                           Media -- 1.6%
      490,000              CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)),
                           March 2017 Refinancing Term Loan, 4.69% (LIBOR +
                           225 bps), 7/17/25                                                          $     482,242
      313,762              CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)),
                           October 2018 Incremental Term Loan, 4.69% (LIBOR +
                           225 bps), 1/15/26                                                                311,605
      500,000              CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)),
                           February 2019 Incremental Term Loan, 5.44% (LIBOR +
                           300 bps), 4/15/27                                                                498,958
    2,170,707              Quincy Media, Inc. (fka Quincy Newspapers, Inc.), Term
                           Loan B, 5.443% (LIBOR + 300 bps), 11/2/22                                      2,162,111
    1,198,436              Townsquare Media, Inc., Additional Term B Loan, 5.439%
                           (LIBOR + 300 bps), 4/1/22                                                      1,199,934
                                                                                                      -------------
                           Total Media                                                                $   4,654,850
-------------------------------------------------------------------------------------------------------------------
                           Metals & Mining -- 4.8%
    1,588,000              Aleris International, Inc., Initial Term Loan, 7.189%
                           (LIBOR + 475 bps), 2/27/23                                                 $   1,592,300
    1,900,979              Atkore International, Inc., First Lien Initial Incremental
                           Term Loan, 5.36% (LIBOR + 275 bps), 12/22/23                                   1,891,474
    1,568,519              Big River Steel LLC, Closing Date Term Loan, 7.601%
                           (LIBOR + 500 bps), 8/23/23                                                     1,580,283
    1,942,223              BWay Holding Co., Initial Term Loan, 5.854% (LIBOR +
                           325 bps), 4/3/24                                                               1,896,581
    2,202,433              Global Brass and Copper, Inc. Initial Term Loan, 5.0%
                           (LIBOR + 250 bps), 5/29/25                                                     2,203,810
      937,500              Oxbow Carbon LLC, First Lien Tranche B Term Loan, 6.189%
                           (LIBOR + 375 bps), 1/4/23                                                        941,016
      916,863              Phoenix Services International LLC, Term B Loan, 6.203%
                           (LIBOR + 375 bps), 3/1/25                                                        918,009
      794,311              TMS International Corp. (aka Tube City IMS Corp.),
                           Term B-2 Loan, 5.277% (LIBOR + 275 bps), 8/14/24                                 789,346
    2,391,558              Zekelman Industries, Inc. (fka JMC Steel Group, Inc.),
                           Term Loan, 4.68% (LIBOR + 225 bps), 6/14/21                                    2,383,714
                                                                                                      -------------
                           Total Metals & Mining                                                      $  14,196,533
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Floating Rate Trust | Semiannual Report | 5/31/19

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                           Oil & Gas -- 5.7%
    2,550,000              BCP Raptor II LLC, Initial Term Loan, 7.189% (LIBOR +
                           475 bps), 11/3/25                                                          $   2,486,250
    1,000,000              California Resources Corp., Term Loan, 12.803% (LIBOR +
                           1,038 bps), 12/31/21                                                           1,022,917
      548,625              Centurion Pipeline Co. LLC (fka Lotus Midstream LLC),
                           Initial Term Loan, 5.851% (LIBOR +
                           325 bps), 9/29/25                                                                550,339
    1,386,000              Delek US Holdings, Inc., Initial Term Loan, 4.689%
                           (LIBOR + 225 bps), 3/31/25                                                     1,375,605
    2,250,000              Encino Acquisition Partners Holdings LLC, Second Lien
                           Initial Term Loan, 9.189% (LIBOR +
                           675 bps), 10/29/25                                                             2,092,500
      181,446              Gavilan Resources LLC, Second Lien Initial Term Loan,
                           8.43% (LIBOR + 600 bps), 3/1/24                                                  132,456
    2,004,421              Gulf Finance LLC, Tranche B Term Loan, 7.785% (LIBOR +
                           525 bps), 8/25/23                                                              1,663,669
      600,000(b)           Lower Cadence Holdings LLC, Initial Term Loan, 5/22/26                           600,750
    1,234,375              Medallion Midland Acquisition LLC, Initial Term Loan,
                           5.689% (LIBOR + 325 bps), 10/30/24                                             1,220,488
      621,875              NorthRiver Midstream Finance LP, Initial Term B Loan,
                           5.85% (LIBOR + 325 bps), 10/1/25                                                 622,393
    1,290,000              Prairie ECI Acquiror LP, Initial Term Loan, 7.366% (LIBOR +
                           475 bps), 3/11/26                                                              1,302,094
      675,635              St. Joseph Energy Center LLC, Term B Loan Advance,
                           5.94% (LIBOR + 350 bps), 4/10/25                                                 677,324
    1,801,561              Summit Midstream Partners Holdings LLC, Term Loan
                           Credit Facility, 8.439% (LIBOR + 600 bps), 5/13/22                             1,791,428
    1,492,500              Traverse Midstream Partners LLC, Advance Term Loan,
                           6.59% (LIBOR + 400 bps), 9/27/24                                               1,480,560
                                                                                                      -------------
                           Total Oil & Gas                                                            $  17,018,773
-------------------------------------------------------------------------------------------------------------------
                           Personal, Food & Miscellaneous Services -- 3.9%
    1,113,157              CSM Bakery Solutions, Ltd. (fka CSM Bakery Supplies,
                           Ltd.), First Lien Term Loan, 6.59% (LIBOR +
                           400 bps), 7/3/20                                                           $   1,063,993
    1,593,731              Diamond (BC) BV (aka Diversey), Initial USD Term Loan,
                           5.583% (LIBOR + 300 bps), 9/6/24                                               1,432,366
    1,539,475              IRB Holding Corp. (aka Arby's/Buffalo Wild Wings), Term B
                           Loan, 5.69% (LIBOR + 325 bps), 2/5/25                                          1,529,083
    1,521,188              Knowlton Development Corp., Inc., Initial Term Loan,
                           6.689% (LIBOR + 425 bps), 12/22/25                                             1,531,646
      908,093              Match Group, Inc. (fka The Match Group, Inc.), Additional
                           Term B-1 Loan, 5.044% (LIBOR + 250 bps), 11/16/22                                910,363
    1,510,526              Parfums Holding Co., Inc., First Lien Initial Term Loan,
                           6.772% (LIBOR + 425 bps), 6/30/24                                              1,504,232
    1,000,000              Parfums Holding Co., Inc., Second Lien Initial Term Loan,
                           11.36% (LIBOR + 875 bps), 6/30/25                                                995,000

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/19 27

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                           Personal, Food & Miscellaneous Services -- (continued)
    1,376,675              Prime Security Services Borrower LLC (aka Protection 1
                           Security Solutions) , First Lien December 2018
                           Incremental Term B-1 Loan, 5.189% (LIBOR +
                           275 bps), 5/2/22                                                           $   1,367,824
    1,423,521              Revlon Consumer Products Corp., Initial Term Loan B,
                           6.022% (LIBOR + 350 bps), 9/7/23                                               1,158,983
                                                                                                      -------------
                           Total Personal, Food & Miscellaneous Services                              $  11,493,490
-------------------------------------------------------------------------------------------------------------------
                           Printing & Publishing -- 0.7%
    1,626,825              Red Ventures LLC (New Imagitas, Inc.), First Lien Term B-1
                           Loan, 5.439% (LIBOR + 300 bps), 11/8/24                                    $   1,628,133
      549,911              Trader Corp., First Lien 2017 Refinancing Term Loan,
                           5.43% (LIBOR + 300 bps), 9/28/23                                                 549,911
                                                                                                      -------------
                           Total Printing & Publishing                                                $   2,178,044
-------------------------------------------------------------------------------------------------------------------
                           Professional & Business Services -- 3.4%
    1,500,000              athenahealth, Inc., First Lien Term B Loan, 7.045%
                           (LIBOR + 450 bps), 2/11/26                                                 $   1,501,875
    1,259,001              GW Honos Security Corp. (Garda World Security Corp.),
                           Term B Loan, 6.115% (LIBOR + 350 bps), 5/24/24                                 1,252,706
      548,498              Horizon Pharma USA, Inc., Sixth Amendment Refinancing
                           Term Loan, 4.938% (LIBOR + 250 bps), 5/22/26                                     549,298
    1,492,500              Interior Logic Group Holdings IV LLC, Initial Term Loan,
                           6.601% (LIBOR + 400 bps), 5/30/25                                              1,477,575
    1,500,000              MYOB US Borrower LLC, First Lien Initial US Term Loan,
                           6.439% (LIBOR + 400 bps), 4/17/26                                              1,503,750
    1,165,188              Pre-Paid Legal Services, Inc. (aka LegalShield), First Lien
                           Initial Term Loan, 5.689% (LIBOR + 325 bps), 5/1/25                            1,164,702
    1,482,575              SIWF Holdings, Inc. (aka Spring Window Fashions), First
                           Lien Initial Term Loan, 6.68% (LIBOR + 425 bps), 6/15/25                       1,484,428
    1,194,000              Verscend Holding Corp., Term B Loan, 6.939% (LIBOR +
                           450 bps), 8/27/25                                                              1,197,724
                                                                                                      -------------
                           Total Professional & Business Services                                     $  10,132,058
-------------------------------------------------------------------------------------------------------------------
                           Retail -- 4.0%
      985,000              Bass Pro Group LLC, Initial Term Loan, 7.439% (LIBOR +
                           500 bps), 9/25/24                                                          $     961,908
    1,022,447              CDW LLC (aka AP Exhaust Acq) (fka CDW Corp.), Term
                           Loan, 4.19% (LIBOR + 175 bps), 8/17/23                                         1,022,564
    1,427,430              Global Appliance, Inc. (aka SharkNinja Operating LLC),
                           Tranche B Term Loan, 6.44% (LIBOR + 400 bps), 9/29/24                          1,422,077
      298,500              HD Supply, Inc., Term B-5 Loan, 4.189% (LIBOR +
                           175 bps), 10/17/23                                                               298,593
    1,113,184              Men's Wearhouse, Inc., Tranche B-2 Term Loan, 5.736%
                           (LIBOR + 325 bps), 4/9/25                                                      1,007,431
      733,408              Michaels Stores, Inc., 2018 New Replacement Term B
                           Loan, 4.929% (LIBOR + 250 bps), 1/30/23                                          725,611

The accompanying notes are an integral part of these financial statements.

28 Pioneer Floating Rate Trust | Semiannual Report | 5/31/19

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                           Retail -- (continued)
    2,238,220              Neiman Marcus Group, Ltd. LLC, Other Term Loan,
                           5.717% (LIBOR + 325 bps), 10/25/20                                         $   2,030,065
      245,625              NPC International, Inc., First Lien Initial Term Loan,
                           5.939% (LIBOR + 350 bps), 4/19/24                                                193,020
    1,510,597              PetSmart, Inc., Amended Loan, 6.72% (LIBOR +
                           425 bps), 3/11/22                                                              1,457,726
      405,977              Shutterfly, Inc., Initial Term B Loan, 4.95% (LIBOR +
                           250 bps), 8/19/24                                                                403,948
      925,000              Staples, Inc., 2019 Refinancing New Term B-2 Loan,
                           7.101% (LIBOR + 450 bps), 9/12/24                                                909,391
    1,644,958              United Natural Foods, Inc., Initial Term Loan, 6.689%
                           (LIBOR + 425 bps), 10/22/25                                                    1,414,664
                                                                                                      -------------
                           Total Retail                                                               $  11,846,998
-------------------------------------------------------------------------------------------------------------------
                           Retailing -- 0.2%
      500,000              Servpro Borrower LLC, First Lien Initial Term Loan, 5.939%
                           (LIBOR + 350 bps), 3/26/26                                                 $     500,312
                                                                                                      -------------
                           Total Retailing                                                            $     500,312
-------------------------------------------------------------------------------------------------------------------
                           Securities & Trusts -- 1.7%
      612,780              Deerfield Dakota Holding LLC (fka Dakota Holding Corp.)
                           (aka Duff & Phelps), Initial Term Loan, 5.689% (LIBOR +
                           325 bps), 2/13/25                                                          $     598,073
    1,000,000              Fastlane Parent Co., Inc., First Lien Initial Term Loan,
                           7.101% (LIBOR + 450 bps), 2/4/26                                                 993,125
      561,875              Guggenheim Partners Investment Management Holdings
                           LLC, Term B Loan, 5.189% (LIBOR + 275 bps), 7/21/23                              563,280
    2,000,000              KSBR Holding Corp., Initial Term Loan, 6.94% (LIBOR +
                           450 bps), 4/15/26                                                              2,022,500
    1,000,000(b)           Spade Facilities II LLC, Term Loan B, 12/13/25                                 1,000,000
                                                                                                      -------------
                           Total Securities & Trusts                                                  $   5,176,978
-------------------------------------------------------------------------------------------------------------------
                           Telecommunications -- 4.6%
    2,507,730              CenturyLink, Inc., Initial Term B Loan, 5.189% (LIBOR +
                           275 bps), 1/31/25                                                          $   2,443,731
    1,036,000              Commscope, Inc., Initial Term Loan, 5.689% (LIBOR +
                           325 bps), 4/6/26                                                               1,034,490
    1,583,180              Frontier Communications Corp., Term B-1 Loan, 6.19%
                           (LIBOR + 375 bps), 6/15/24                                                     1,557,454
    1,081,172              Go Daddy Operating Co. LLC (GD Finance Co., Inc.),
                           Tranche B-1 Term Loan, 4.439% (LIBOR +
                           200 bps), 2/15/24                                                              1,080,835
    1,243,406              Level 3 Financing, Inc., Tranche B 2024 Term Loan,
                           4.689% (LIBOR + 225 bps), 2/22/24                                              1,226,775
    1,033,952              Plantronics, Inc., Initial Term B Loan, 4.939% (LIBOR +
                           250 bps), 7/2/25                                                               1,029,913
      349,125              Sprint Communications, Inc., 2019 Incremental Term Loan,
                           5.5% (LIBOR + 300 bps), 2/2/24                                                   345,848

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/19 29

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                           Telecommunications -- (continued)
    2,528,449              Sprint Communications, Inc., Initial Term Loan, 5.0%
                           (LIBOR + 250 bps), 2/2/24                                                  $   2,471,539
    1,117,713              Virgin Media Bristol LLC, Facility K, 4.94% (LIBOR +
                           250 bps), 1/15/26                                                              1,109,952
      540,217              Windstream Services LLC (fka Windstream Corp.), Tranche
                           B-6 Term Loan, 10.5% (PRIME + 500 bps), 3/29/21                                  553,047
      750,000              Windstream Services LLC (fka Windstream Corp.), Tranche
                           B-7 Term Loan, 9.75% (PRIME + 425 bps), 2/17/24                                  759,375
                                                                                                      -------------
                           Total Telecommunications                                                   $  13,612,959
-------------------------------------------------------------------------------------------------------------------
                           Textile & Apparel -- 0.5%
    1,500,000              Adient US LLC, Initial Term Loan, 6.87% (LIBOR +
                           425 bps), 5/6/24                                                           $   1,500,000
                                                                                                      -------------
                           Total Textile & Apparel                                                    $   1,500,000
-------------------------------------------------------------------------------------------------------------------
                           Transport -- 0.5%
      924,755              Navios Maritime Partners LP (Navios Partners Finance
                           (US), Inc.), Initial Term Loan, 7.6% (LIBOR +
                           500 bps), 9/14/20                                                          $     921,287
      758,000(d)           Syncreon Global Finance (US), Inc. (Syncreon Group BV),
                           Term Loan, 6.833% (LIBOR + 425 bps), 10/28/20                                    466,170
                                                                                                      -------------
                           Total Transport                                                            $   1,387,457
-------------------------------------------------------------------------------------------------------------------
                           Transportation -- 1.9%
      663,404              DynCorp International, Inc., Term Loan B2, 8.432%
                           (LIBOR + 600 bps), 7/7/20                                                  $     660,086
      723,188              Envision Healthcare Corp., Initial Term Loan, 6.189%
                           (LIBOR + 375 bps), 10/10/25                                                      658,101
    1,800,000(b)           Travelport Finance (Luxembourg) S.a r.l., Initial Term
                           Loan, 3/18/26                                                                  1,725,750
    2,799,929              YRC Worldwide, Inc., Tranche B-1 Term Loan, 10.939%
                           (LIBOR + 850 bps), 7/26/22                                                     2,764,347
                                                                                                      -------------
                           Total Transportation                                                       $   5,808,284
-------------------------------------------------------------------------------------------------------------------
                           Utilities -- 1.8%
    1,052,852              APLP Holdings LP, Term Loan, 5.189% (LIBOR +
                           275 bps), 4/13/23                                                          $   1,055,484
    1,431,875              Calpine Construction Finance Co. LP, Term B Loan,
                           4.939% (LIBOR + 250 bps), 1/15/25                                              1,422,031
      340,137              Calpine Corp., Term Loan, 5.11% (LIBOR +
                           250 bps), 1/15/24                                                                337,586
      701,930              Compass Power Generation LLC, Tranche B-1 Term Loan,
                           5.939% (LIBOR + 350 bps), 12/20/24                                               701,930
    1,449,365              Eastern Power LLC (Eastern Covert Midco LLC) (aka TPF II
                           LC LLC), Term Loan, 6.189% (LIBOR +
                           375 bps), 10/2/23                                                              1,450,278

The accompanying notes are an integral part of these financial statements.

30 Pioneer Floating Rate Trust | Semiannual Report | 5/31/19

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                           Utilities -- (continued)
      437,780              Vistra Operations Co. LLC (fka Tex Operations Co. LLC),
                           Initial Term Loan, 4.439% (LIBOR + 200 bps), 8/4/23                        $     437,135
                                                                                                      -------------
                           Total Utilities                                                            $   5,404,444
-------------------------------------------------------------------------------------------------------------------
                           TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                           (Cost $379,533,783)                                                        $ 371,849,392
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Shares
--------------------------------------------------------------------------------------------------------------------
                           COMMON STOCKS -- 0.1% of Net Assets
                           Biotechnology -- 0.0%+
        2,454(e)           Progenics Pharmaceuticals, Inc.                                            $      10,282
                                                                                                      -------------
                           Total Biotechnology                                                        $      10,282
-------------------------------------------------------------------------------------------------------------------
                           Health Care Technology -- 0.0%+
      209,625^(e)          Medical Card System, Inc.                                                  $       2,096
                                                                                                      -------------
                           Total Health Care Technology                                               $       2,096
-------------------------------------------------------------------------------------------------------------------
                           Interactive Media & Services -- 0.0%+
        1,242(e)           Solocal Group                                                              $       1,047
                                                                                                      -------------
                           Total Interactive Media & Services                                         $       1,047
-------------------------------------------------------------------------------------------------------------------
                           Specialty Retail -- 0.1%
       91,346^(e)          Targus Cayman SubCo., Ltd.                                                 $     190,000
                                                                                                      -------------
                           Total Specialty Retail                                                     $     190,000
-------------------------------------------------------------------------------------------------------------------
                           TOTAL COMMON STOCKS
                           (Cost $300,503)                                                            $     203,425
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                           ASSET BACKED SECURITY -- 0.2% of Net Assets
      500,000(a)           Hertz Fleet Lease Funding LP, Series 2016-1, Class E,
                           5.951% (1 Month USD LIBOR + 350 bps),
                           4/10/30 (144A)                                                             $     500,850
-------------------------------------------------------------------------------------------------------------------
                           TOTAL ASSET BACKED SECURITY
                           (Cost $503,250)                                                            $     500,850
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/19 31

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                           COLLATERALIZED MORTGAGE OBLIGATIONS --
                           0.5% of Net Assets
      760,000(a)           Freddie Mac Stacr Trust, Series 2019-HQA1, Class B2,
                           14.68% (1 Month USD LIBOR +
                           1,225 bps), 2/25/49 (144A)                                                 $     854,017
      625,000(a)           Morgan Stanley Capital I Trust, Series 2019-BPR,
                           Class D, 6.5% (1 Month USD LIBOR +
                           400 bps), 5/15/36 (144A)                                                         624,991
-------------------------------------------------------------------------------------------------------------------
                           TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                           (Cost $1,385,000)                                                          $   1,479,008
-------------------------------------------------------------------------------------------------------------------
                           CORPORATE BONDS -- 10.5% of Net Assets
                           Aerospace & Defense -- 0.3%
    1,000,000              Bombardier, Inc., 6.0%, 10/15/22 (144A)                                    $     974,700
                                                                                                      -------------
                           Total Aerospace & Defense                                                  $     974,700
-------------------------------------------------------------------------------------------------------------------
                           Airlines -- 0.1%
      365,000              Air Canada 2015-1 Class C Pass Through Trust, 5.0%,
                           3/15/20 (144A)                                                             $     367,920
                                                                                                      -------------
                           Total Airlines                                                             $     367,920
-------------------------------------------------------------------------------------------------------------------
                           Banks -- 0.2%
      690,000(f)(g)        BNP Paribas SA, 7.625% (5 Year USD Swap Rate +
                           631 bps) (144A)                                                            $     717,600
                                                                                                      -------------
                           Total Banks                                                                $     717,600
-------------------------------------------------------------------------------------------------------------------
                           Chemicals -- 0.6%
    1,000,000              OCI NV, 6.625%, 4/15/23 (144A)                                             $   1,020,000
      758,000              Rain CII Carbon LLC/CII Carbon Corp., 7.25%,
                           4/1/25 (144A)                                                                    693,570
                                                                                                      -------------
                           Total Chemicals                                                            $   1,713,570
-------------------------------------------------------------------------------------------------------------------
                           Coal -- 0.3%
    1,000,000              SunCoke Energy Partners LP/SunCoke Energy Partners
                           Finance Corp., 7.5%, 6/15/25 (144A)                                        $     985,000
                                                                                                      -------------
                           Total Coal                                                                 $     985,000
-------------------------------------------------------------------------------------------------------------------
                           Commercial Services -- 0.3%
      900,000              United Rentals North America, Inc., 4.625%, 7/15/23                        $     915,750
                                                                                                      -------------
                           Total Commercial Services                                                  $     915,750
-------------------------------------------------------------------------------------------------------------------
                           Computers -- 0.3%
    1,000,000              NCR Corp., 5.0%, 7/15/22                                                   $     997,200
                                                                                                      -------------
                           Total Computers                                                            $     997,200
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Floating Rate Trust | Semiannual Report | 5/31/19

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                           Diversified Financial Services -- 0.9%
    1,700,000              Avation Capital SA, 6.5%, 5/15/21 (144A)                                   $   1,717,000
    1,000,000              Nationstar Mortgage Holdings, Inc., 9.125%,
                           7/15/26 (144A)                                                                   979,360
                                                                                                      -------------
                           Total Diversified Financial Services                                       $   2,696,360
-------------------------------------------------------------------------------------------------------------------
                           Electrical Components & Equipment -- 0.4%
    1,000,000              Energizer Holdings, Inc., 6.375%, 7/15/26 (144A)                           $   1,002,500
                                                                                                      -------------
                           Total Electrical Components & Equipment                                    $   1,002,500
-------------------------------------------------------------------------------------------------------------------
                           Entertainment -- 0.5%
    1,500,000              Enterprise Development Authority, 12.0%,
                           7/15/24 (144A)                                                             $   1,582,500
                                                                                                      -------------
                           Total Entertainment                                                        $   1,582,500
-------------------------------------------------------------------------------------------------------------------
                           Environmental Control -- 0.4%
    1,000,000              Tervita Escrow Corp., 7.625%, 12/1/21 (144A)                               $   1,002,500
                                                                                                      -------------
                           Total Environmental Control                                                $   1,002,500
-------------------------------------------------------------------------------------------------------------------
                           Forest Products & Paper -- 0.5%
    1,515,000              Schweitzer-Mauduit International, Inc., 6.875%,
                           10/1/26 (144A)                                                             $   1,533,938
                                                                                                      -------------
                           Total Forest Products & Paper                                              $   1,533,938
-------------------------------------------------------------------------------------------------------------------
                           Healthcare-Services -- 0.2%
      500,000              CHS/Community Health Systems, Inc., 6.25%, 3/31/23                         $     476,100
       48,000              CHS/Community Health Systems, Inc., 8.125%,
                           6/30/24 (144A)                                                                    35,870
                                                                                                      -------------
                           Total Healthcare-Services                                                  $     511,970
-------------------------------------------------------------------------------------------------------------------
                           Holding Companies-Diversified -- 0.5%
    1,520,000              VistaJet Malta Finance Plc/XO Management Holding, Inc.,
                           10.5%, 6/1/24 (144A)                                                       $   1,480,024
                                                                                                      -------------
                           Total Holding Companies-Diversified                                        $   1,480,024
-------------------------------------------------------------------------------------------------------------------
                           Home Builders -- 0.3%
    1,000,000              Taylor Morrison Communities, Inc./Taylor Morrison Holdings
                           II, Inc., 5.875%, 4/15/23 (144A)                                           $   1,022,500
                                                                                                      -------------
                           Total Home Builders                                                        $   1,022,500
-------------------------------------------------------------------------------------------------------------------
                           Media -- 0.4%
      300,000              CSC Holdings LLC, 5.5%, 4/15/27 (144A)                                     $     304,875
    1,000,000              Sirius XM Radio, Inc., 3.875%, 8/1/22 (144A)                                     992,500
                                                                                                      -------------
                           Total Media                                                                $   1,297,375
-------------------------------------------------------------------------------------------------------------------
                           Mining -- 0.4%
    1,000,000              Hudbay Minerals, Inc., 7.625%, 1/15/25 (144A)                              $     992,500
                                                                                                      -------------
                           Total Mining                                                               $     992,500
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/19 33

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                           Miscellaneous Manufacturers -- 0.3%
    1,000,000              EnPro Industries, Inc., 5.75%, 10/15/26                                    $   1,005,000
                                                                                                      -------------
                           Total Miscellaneous Manufacturers                                          $   1,005,000
-------------------------------------------------------------------------------------------------------------------
                           Oil & Gas -- 0.1%
      245,000              Gulfport Energy Corp., 6.625%, 5/1/23                                      $     225,400
                                                                                                      -------------
                           Total Oil & Gas                                                            $     225,400
-------------------------------------------------------------------------------------------------------------------
                           Oil & Gas Services -- 0.7%
    1,000,000              Archrock Partners LP/Archrock Partners Finance Corp.,
                           6.0%, 10/1/22                                                              $   1,000,000
    1,000,000              FTS International, Inc., 6.25%, 5/1/22                                           945,000
                                                                                                      -------------
                           Total Oil & Gas Services                                                   $   1,945,000
-------------------------------------------------------------------------------------------------------------------
                           Pharmaceuticals -- 0.3%
    1,000,000              Bausch Health Cos., Inc., 5.5%, 11/1/25 (144A)                             $   1,005,790
                                                                                                      -------------
                           Total Pharmaceuticals                                                      $   1,005,790
-------------------------------------------------------------------------------------------------------------------
                           Retail -- 0.1%
      208,000              Penske Automotive Group, Inc., 3.75%, 8/15/20                              $     206,700
                                                                                                      -------------
                           Total Retail                                                               $     206,700
-------------------------------------------------------------------------------------------------------------------
                           Telecommunications -- 1.8%
    1,000,000              Frontier Communications Corp., 8.5%, 4/1/26 (144A)                         $     960,000
    1,000,000              Frontier Communications Corp., 11.0%, 9/15/25                                    630,000
      750,000              Hughes Satellite Systems Corp., 5.25%, 8/1/26                                    746,460
    1,000,000              Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/
                           Sprint Spectrum Co. III LLC, 4.738%, 3/20/25 (144A)                            1,020,000
    2,000,000(d)           Windstream Services LLC/Windstream Finance Corp.,
                           8.625%, 10/31/25 (144A)                                                        1,995,000
                                                                                                      -------------
                           Total Telecommunications                                                   $   5,351,460
-------------------------------------------------------------------------------------------------------------------
                           Transportation -- 0.6%
    1,000,000(a)           Golar LNG Partners LP, 6.923% (3 Month USD LIBOR +
                           440 bps), 5/22/20                                                          $   1,000,000
      800,000(a)           Golar LNG Partners LP, 8.768% (3 Month USD LIBOR +
                           625 bps), 5/18/21 (144A)                                                         808,000
                                                                                                      -------------
                           Total Transportation                                                       $   1,808,000
-------------------------------------------------------------------------------------------------------------------
                           TOTAL CORPORATE BONDS
                           (Cost $31,621,039)                                                         $  31,341,257
-------------------------------------------------------------------------------------------------------------------
                           INSURANCE-LINKED SECURITIES --
                           2.1% of Net Assets(h)
                           Catastrophe Linked Bonds -- 0.4%
                           Earthquakes -- California -- 0.1%
      250,000(a)           Ursa Re, 3.5% (ZERO + 350 bps), 5/27/20 (144A)                             $     247,175
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Floating Rate Trust | Semiannual Report | 5/31/19

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                           Multiperil -- U.S. -- 0.3%
      250,000(a)           Kilimanjaro Re, 9.09% (3 Month U.S. Treasury Bill +
                           675 bps), 12/6/19 (144A)                                                   $     246,050
      250,000(a)           Kilimanjaro Re, 11.59% (3 Month U.S. Treasury Bill +
                           925 bps), 12/6/19 (144A)                                                         246,250
      400,000(a)           Kilimanjaro II Re, 8.641% (6 Month USD LIBOR +
                           630 bps), 4/20/21 (144A)                                                         395,200
                                                                                                      -------------
                                                                                                      $     887,500
                                                                                                      -------------
                           Total Catastrophe Linked Bonds                                             $   1,134,675
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Face
Amount
USD ($)
--------------------------------------------------------------------------------------------------------------------
                           Collateralized Reinsurance -- 0.3%
                           Earthquakes -- California -- 0.1%
      250,000+(j)          Resilience Re, 4/8/19                                                      $       2,000
      250,000+(e)(j)       Resilience Re, 10/15/19                                                          272,050
                                                                                                      -------------
                                                                                                      $     274,050
-------------------------------------------------------------------------------------------------------------------
                           Multiperil -- Worldwide -- 0.1%
      307,363+(j)          Kilarney Re 2018, 4/15/20                                                  $     224,621
      300,000+(e)(j)       Resilience Re, 4/6/20                                                                 30
                                                                                                      -------------
                                                                                                      $     224,651
-------------------------------------------------------------------------------------------------------------------
                           Windstorms -- Florida -- 0.1%
      250,000+(j)          Formby Re 2018, 6/15/19                                                    $     257,217
       86,906+(e)(j)       Formby Re 2018-2, 9/30/19                                                            713
                                                                                                      -------------
                                                                                                      $     257,930
-------------------------------------------------------------------------------------------------------------------
                           Windstorms -- U.S. Regional -- 0.0%+
      250,000+(e)(k)       Promissum Re 2018, 6/15/19                                                 $      18,300
                                                                                                      -------------
                           Total Collateralized Reinsurance                                           $     774,931
-------------------------------------------------------------------------------------------------------------------
                           Reinsurance Sidecars -- 1.4%
                           Multiperil -- U.S. -- 0.1%
      250,000+(j)          Carnoustie Re 2016, 11/30/20                                               $       6,750
      250,000+(e)(j)       Carnoustie Re 2017, 11/30/21                                                      63,550
      250,000+(e)(l)       Harambee Re 2018, 12/31/21                                                        46,459
      250,000+(e)(l)       Harambee Re 2019, 12/31/22                                                       253,525
                                                                                                      -------------
                                                                                                      $     370,284
-------------------------------------------------------------------------------------------------------------------
                           Multiperil -- Worldwide -- 1.3%
      250,000+(e)(j)       Alturas Re 2019-2, 3/10/22                                                 $     253,100
      250,000+(e)(j)       Bantry Re 2016, 3/31/20                                                           20,150
    1,270,809+(j)          Berwick Re 2018-1, 12/31/21                                                      209,811
      978,371+(e)(j)       Berwick Re 2019-1, 12/31/22                                                    1,004,560

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/19 35

--------------------------------------------------------------------------------------------------------------------
Face
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                           Multiperil -- Worldwide -- (continued)
       15,219+(e)(j)       Eden Re II, 3/22/22 (144A)                                                 $      36,985
      380,000+(e)(j)       Eden Re II, 3/22/23 (144A)                                                       399,418
      250,000+(j)          Gleneagles Re 2016, 11/30/20                                                       7,810
      250,000+(e)(j)       Limestone Re 2018, 3/1/22                                                        264,625
      300,000+(e)(l)       Lorenz Re 2018, 7/1/21                                                           225,210
      300,000+(e)(j)       Merion Re 2018-2, 12/31/21                                                       299,490
      400,000+(j)          Pangaea Re 2016-1, 11/30/20                                                          520
      400,000+(j)          Pangaea Re 2017-1, 11/30/21                                                        6,440
      400,000+(e)(j)       Pangaea Re 2018-1, 12/31/21                                                       23,520
      400,000+(e)(j)       Pangaea Re 2018-3, 7/1/22                                                        313,960
      327,699+(e)(j)       Pangaea Re 2019-1, 2/1/23                                                        333,172
      250,000+(e)(j)       Sector Re V, Series 8, Class C, 12/1/23 (144A)                                   257,559
      400,000+(e)(j)       St. Andrews Re 2017-1, 2/1/20                                                     27,120
      347,597+(e)(j)       St. Andrews Re 2017-4, 6/1/19                                                     34,203
      253,645+(j)          Woburn Re 2018, 12/31/21                                                         107,799
      244,914+(e)(j)       Woburn Re 2019, 12/31/22                                                         253,047
                                                                                                      -------------
                                                                                                      $   4,078,499
                                                                                                      -------------
                           Total Reinsurance Sidecars                                                 $   4,448,783
-------------------------------------------------------------------------------------------------------------------
                           TOTAL INSURANCE-LINKED SECURITIES
                           (Cost $6,695,644)                                                          $   6,358,389
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
--------------------------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                           6.8% of Net Assets
    5,215,000(i)           U.S. Treasury Bills, 6/11/19                                               $   5,212,374
   15,000,000(i)           U.S. Treasury Bills, 6/18/19                                                  14,985,796
-------------------------------------------------------------------------------------------------------------------
                           TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                           (Cost $20,195,057)                                                         $  20,198,170
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Floating Rate Trust | Semiannual Report | 5/31/19

--------------------------------------------------------------------------------------------------------------------
Shares                                                                                                Value
--------------------------------------------------------------------------------------------------------------------
                           INVESTMENT COMPANIES -- 1.7% of Net Assets
       40,000              BlackRock Floating Rate Income Strategies Fund, Inc.                       $     514,000
       30,000              Eaton Vance Floating-Rate Income Trust                                           404,400
       50,000              First Trust Senior Floating Rate Income Fund II                                  599,000
       50,000              Invesco Senior Income Trust                                                      208,000
       42,000              Invesco Senior Loan ETF (formerly, PowerShares Senior
                           Loan Portfolio)                                                                  950,880
       27,000              iShares iBoxx High Yield Corporate Bond ETF                                    2,292,300
--------------------------------------------------------------------------------------------------------------------
                           TOTAL INVESTMENT COMPANIES
                           (Cost $5,127,287)                                                          $   4,968,580
--------------------------------------------------------------------------------------------------------------------
                           TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 146.9%
                           (Cost $445,361,563)                                                        $ 436,899,071
--------------------------------------------------------------------------------------------------------------------
                           OTHER ASSETS AND LIABILITIES -- (46.9)%                                    $(139,440,185)
--------------------------------------------------------------------------------------------------------------------
                           NET ASSETS -- 100.0%                                                       $ 297,458,886
====================================================================================================================

bps        Basis Points.

LIBOR      London Interbank Offered Rate.

PRIME      U.S. Federal Funds Rate.

ZERO       Zero Constant Index.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At May 31, 2019, the value of these securities amounted to $27,002,142, or 9.1% of net assets.

+          Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at May 31, 2019.

^ Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements -- Note 1A.

+ Security that used significant unobservable inputs to determine its value.

(a) Floating rate note. Coupon rate, reference index and spread shown at May 31, 2019.

(b) This term loan will settle after May 31, 2019, at which time the interest rate will be determined.

(c) Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.

(d)        Security is in default.

(e)        Non-income  producing security.

(f) The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at May 31, 2019.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/19 37

(g)        Security is perpetual in nature and has no stated maturity date.

(h)        Securities are restricted as to resale.

(i) Security issued with a zero coupon. Income is recognized through accretion of discount.

(j)        Issued as participation notes.

(k)        Issued as participation shares.

(l)        Issued as preference shares.


SWAP CONTRACTS
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION

------------------------------------------------------------------------------------------------------------
                Obligation                        Annual                           Unrealized
Notional        Reference/           Pay/         Fixed    Expiration   Premiums   Appreciation     Market
Amount ($)(1)   Index                Receive(2)   Rate     Date         Paid       (Depreciation)   Value
------------------------------------------------------------------------------------------------------------
1,012,000       Markit CDX North     Receive      5.00%    6/20/20      $ 54,046   $ (9,138)        $ 44,908
                America High Yield
                Index Series 24
1,036,950       Markit CDX North     Receive      5.00%    12/20/20       57,505        520           58,025
                America High Yield
                Index Series 25
6,130,000       Markit CDX North     Receive      5.00%    6/20/24       416,129    (75,062)         341,067
                America High Yield
                Index Series 32
------------------------------------------------------------------------------------------------------------
TOTAL SWAP CONTRACTS                                                    $527,680   $(83,680)        $444,000
============================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)   Receives Quarterly.

Principal amounts are denominated in U.S. dollars ("USD") unless otherwise noted.

At May 31, 2019, the net unrealized depreciation on investments based on cost for federal tax purposes of $446,057,695 was as follows:

           Aggregate gross unrealized appreciation for all investments in which
             there is an excess of value over tax cost                                    $  1,872,464
           Aggregate gross unrealized depreciation for all investments in which
             there is an excess of tax cost over value                                     (10,587,088)
                                                                                          ------------
           Net unrealized depreciation                                                    $ (8,714,624)
                                                                                          ============

Purchases and sales of securities (excluding temporary cash investments) for the six months ended May 31, 2019, aggregated $84,139,923 and $99,048,802, respectively.

The Trust is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., (the "Adviser"), serves as the Trust's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended May 31, 2019, the Trust did not engage in cross trade activity.

The accompanying notes are an integral part of these financial statements.

38 Pioneer Floating Rate Trust | Semiannual Report | 5/31/19

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of May 31, 2019, in valuing the Trust's investments:

---------------------------------------------------------------------------------------------------------
                                                Level 1       Level 2         Level 3       Total
---------------------------------------------------------------------------------------------------------
Senior Secured Floating Rate
  Loan Interests
  Healthcare & Pharmaceuticals                  $       --    $ 22,666,818    $   19,008    $ 22,685,826
  Insurance                                                     10,960,107       648,182      11,608,289
  All Other Senior Secured
    Floating Rate Loan Interests                        --     337,555,277            --     337,555,277
Common Stocks
  Health Care Technology                                --              --         2,096           2,096
  Specialty Retail                                      --              --       190,000         190,000
  All Other Common Stocks                           11,329              --            --          11,329
Asset Backed Security                                   --         500,850            --         500,850
Collateralized Mortgage Obligations                     --       1,479,008            --       1,479,008
Corporate Bonds                                         --      31,341,257            --      31,341,257
Insurance-Linked Securities
  Collateralized Reinsurance
    Earthquakes -- California                           --              --       274,050         274,050
    Multiperil -- Worldwide                             --              --       224,651         224,651
    Windstorms -- Florida                               --              --       257,930         257,930
    Windstorms -- U.S. Regional                         --              --        18,300          18,300
  Reinsurance Sidecars
    Multiperil -- U.S.                                  --              --       370,284         370,284
    Multiperil -- Worldwide                             --              --     4,078,499       4,078,499
  All Other Insurance-Linked
    Securities                                          --       1,134,675            --       1,134,675
U.S. Government and
  Agency Obligations                                    --      20,198,170            --      20,198,170
Investment Companies                             4,968,580              --            --       4,968,580
---------------------------------------------------------------------------------------------------------
Total Investments in Securities                 $4,979,909    $425,836,162    $6,083,000    $436,899,071
=========================================================================================================
Other Financial Instruments
 Swap contracts, at value                       $       --    $    444,000    $       --    $    444,000
---------------------------------------------------------------------------------------------------------
Total Other Financial Instruments               $       --    $    444,000    $       --    $    444,000
=========================================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/19 39

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

----------------------------------------------------------------------------------------------------------------------------------
                                              Change in                                                     Transfers
                        Balance     Realized  unrealized                                Accrued    Transfer in and out  Balance
                        as of       gain      appreciation                              discounts/ in to    of Level 3  as of
                        11/30/18    (loss)(1) (depreciation)(2) Purchases  Sales        premiums   Level 3* categories* 5/31/19
----------------------------------------------------------------------------------------------------------------------------------
Senior Secured
 Floating Rate
 Loan Interests
 Healthcare &
   Pharmaceuticals      $       --  $    --   $(123,624)        $  129,346 $        --  $    --    $13,286  $      --   $   19,008
   Insurance               692,754       --       3,390                 --     (68,572)  20,610         --         --      648,182
Common Stocks
 Health Care
   Technology                2,096       --          --                 --          --       --         --         --        2,096
 Specialty Retail          190,000       --      33,697                 --     (33,697)      --         --         --      190,000
Insurance-Linked
 Securities
   Collateralized
     Reinsurance
      Earthquakes --
        California         550,000       --     (14,223)           225,472    (751,424)      --         --    264,225      274,050
      Multiperil --
        Worldwide          544,491       --     (71,998)            35,632     (19,249)      --         --   (264,225)     224,651
      Windstorms --
        Florida            337,986       --       8,049             86,906    (175,011)      --         --         --      257,930
      Windstorms --
        U.S. Regional      248,750       --       1,243                 --    (231,693)      --         --         --       18,300
 Industry Loss
   Warranties
     Multiperil -- U.S.    400,469   (1,836)    (24,731)            27,574    (401,476)      --         --         --           --
 Reinsurance
   Sidecars
     Multiperil -- U.S.    295,675       --      (1,554)           250,000    (173,837)      --         --         --      370,284
     Multiperil --
      Worldwide          3,493,097   15,369     (99,967)         2,471,134  (1,801,134)      --         --         --    4,078,499
----------------------------------------------------------------------------------------------------------------------------------
Total                   $6,755,318  $13,533   $(289,718)        $3,226,064 $(3,656,093) $20,610    $13,286  $      --   $6,083,000
==================================================================================================================================

(1)   Realized gain (loss) on these securities is included in the realized gain
      (loss) from investments on the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.

* Transfers are calculated on the beginning of period value. For the six months ended May 31, 2019, there were no transfers between Levels 1 and 2. Securities with an aggregate market value of $13,286 transferred from Level 2 to Level 3 as there were no longer observable inputs available to determine their value.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered Level 3 at May 31, 2019: $(211,916).

The accompanying notes are an integral part of these financial statements.

40 Pioneer Floating Rate Trust | Semiannual Report | 5/31/19

Statement of Assets and Liabilities | 5/31/19 (unaudited)

ASSETS:
  Investments in unaffiliated issuers, at value (cost $445,361,563)                $436,899,071
  Cash                                                                                1,144,837
  Foreign currencies, at value (cost $34,135)                                            31,581
  Swaps collateral                                                                      442,218
  Swap contracts, at value (net premiums paid $527,680)                                 444,000
  Receivables --
     Investment securities sold                                                       6,788,899
     Dividends                                                                           33,525
     Interest                                                                         1,517,704
  Other assets                                                                            1,258
------------------------------------------------------------------------------------------------
       Total assets                                                                $447,303,093
------------------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
     Credit agreement                                                              $139,450,000
     Investment securities purchased                                                  9,588,289
     Trustees' fees                                                                       2,629
     Interest expense                                                                   119,063
  Due to broker for swaps                                                               441,768
  Variation margin for centrally cleared swap contracts                                  46,386
  Unrealized depreciation on unfunded loan commitments                                      911
  Due to affiliates                                                                      16,468
  Accrued expenses                                                                      178,693
------------------------------------------------------------------------------------------------
       Total liabilities                                                           $149,844,207
------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                                  $363,689,160
  Distributable earnings (loss)                                                     (66,230,274)
------------------------------------------------------------------------------------------------
       Net assets                                                                  $297,458,886
------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
  No par value
     Based on $297,458,886/24,738,174 shares                                       $      12.02
================================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/19 41

Statement of Operations (unaudited)

For the Six Months Ended 5/31/19

INVESTMENT INCOME:
  Interest from unaffiliated issuers                                 $13,369,639
  Dividends from unaffiliated issuers                                    261,508
-------------------------------------------------------------------------------------------------------
       Total investment income                                                             $13,631,147
-------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                    $ 1,521,906
  Administrative expense                                                 100,705
  Transfer agent fees                                                      8,217
  Shareowner communications expense                                       19,500
  Custodian fees                                                          45,141
  Professional fees                                                       36,806
  Printing expense                                                         2,320
  Pricing fees                                                            27,892
  Trustees' fees                                                           6,971
  Interest expense                                                     2,452,500
  Miscellaneous                                                          126,669
-------------------------------------------------------------------------------------------------------
     Total expenses                                                                        $ 4,348,627
-------------------------------------------------------------------------------------------------------
       Net investment income                                                               $ 9,282,520
-------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                             $(2,469,915)
     Swap contracts                                                        4,740           $(2,465,175)
-------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                             $ 1,733,772
     Unfunded loan commitments                                            (1,093)
     Swap contracts                                                      (88,124)
     Other assets and liabilities denominated in
       foreign currencies                                                   (389)          $ 1,644,166
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                   $  (821,009)
-------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                     $ 8,461,511
=======================================================================================================

The accompanying notes are an integral part of these financial statements.

42 Pioneer Floating Rate Trust | Semiannual Report | 5/31/19

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------------------------
                                                                      Six Months
                                                                      Ended                   Year
                                                                      5/31/19                 Ended
                                                                      (unaudited)             11/30/18
-----------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                          $  9,282,520            $ 18,289,892
Net realized gain (loss) on investments                                 (2,465,175)             (3,932,753)
Change in net unrealized appreciation (depreciation)
  on investments                                                         1,644,166              (5,837,701)
-----------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                  $  8,461,511            $  8,519,438
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
($0.36 and $0.72 per share, respectively)                             $ (8,905,743)           $(17,811,485)
-----------------------------------------------------------------------------------------------------------
     Total distributions to shareowners                               $ (8,905,743)           $(17,811,485)
-----------------------------------------------------------------------------------------------------------
     Net decrease in net assets                                       $   (444,232)           $ (9,292,047)
NET ASSETS:
Beginning of period                                                   $297,903,118            $307,195,165
-----------------------------------------------------------------------------------------------------------
End of period                                                         $297,458,886            $297,903,118
===========================================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/19 43

Statement of Cash Flows (unaudited)

For the Six Months Ended 5/31/19

Cash Flows From Operating Activities:
  Net increase in net assets resulting from operations                                          $   8,461,511
--------------------------------------------------------------------------------------------------------------
Adjustments to reconcile net increase in net assets resulting from operations to net cash, restricted cash and foreign currencies from operating activities:
  Purchases of investment securities                                                            $(193,586,981)
  Proceeds from disposition and maturity of investment securities                                 194,363,543
  Net sales of temporary cash investments                                                           4,620,000
  Net accretion and amortization of discount/premium on investment securities                        (453,375)
  Change in unrealized depreciation on investments in unaffiliated issuers                         (1,733,772)
  Change in unrealized depreciation on unfunded loan commitments                                        1,093
  Change in unrealized depreciation on swap contracts                                                  88,124
  Change in unrealized depreciation on other assets and liabilities denominated
     in foreign currencies                                                                                389
  Net realized loss on investments in unaffiliated issuers                                          2,468,646
  Net premiums paid on swap contracts                                                                (412,512)
  Decrease in variation margin for centrally cleared swap contracts                                    46,622
  Increase in interest receivable                                                                    (197,881)
  Increase in other assets                                                                             (1,224)
  Increase in cash due to broker for swaps                                                            323,794
  Increase in due to affiliates                                                                            33
  Decrease in trustees' fees payable                                                                   (1,520)
  Increase in accrued expenses payable                                                                 45,098
  Decrease in interest expenses payable                                                              (152,437)
--------------------------------------------------------------------------------------------------------------
     Net cash, restricted cash and foreign currencies from operating activities                 $  13,879,151
--------------------------------------------------------------------------------------------------------------
Cash Flows Used in Financing Activities:
  Distributions to shareowners                                                                  $ (10,390,033)
  Payments on borrowings                                                                           (4,000,000)
--------------------------------------------------------------------------------------------------------------
     Net cash, restricted cash and foreign currencies used in financing activities              $ (14,390,033)
--------------------------------------------------------------------------------------------------------------
Effect of Foreign Exchange Fluctuations on Cash:
  Effect of foreign exchange fluctuations on cash                                               $        (389)
--------------------------------------------------------------------------------------------------------------
Cash, Restricted Cash and Foreign Currencies:
  Beginning of period*                                                                          $   2,129,907
--------------------------------------------------------------------------------------------------------------
  End of period*                                                                                $   1,618,636
--------------------------------------------------------------------------------------------------------------
Cash Flow Information:
  Cash paid for interest                                                                        $   2,604,937
==============================================================================================================

* The following table provides a reconciliation of cash, restricted cash and foreign currencies reported within statement of financial position that sum to the total of the same such amounts shown in the Statement of Cash
      Flows:


-----------------------------------------------------------------------------------------------------------
                                                                      Six Months
                                                                      Ended
                                                                      5/31/19                    Year Ended
                                                                      (unaudited)                11/30/18
-----------------------------------------------------------------------------------------------------------
Cash                                                                  $1,144,837                 $1,894,760
Foreign currencies, at value                                              31,581                     31,969
Swaps collateral                                                         442,218                    203,178
-----------------------------------------------------------------------------------------------------------
  Total cash, restricted cash and foreign currencies
     shown in the Statement of Cash Flows                             $1,618,636                 $2,129,907
===========================================================================================================

The accompanying notes are an integral part of these financial statements.

44 Pioneer Floating Rate Trust | Semiannual Report | 5/31/19

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                               Six Months
                                                               Ended        Year       Year         Year      Year      Year
                                                               5/31/19      Ended      Ended        Ended     Ended     Ended
                                                               (unaudited)  11/30/18   11/30/17     11/30/16* 11/30/15* 11/30/14*
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period                           $  12.04     $  12.42   $  12.50     $  12.30  $  12.82  $  13.06
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations: (a)
  Net investment income                                        $   0.38     $   0.74   $   0.71     $   0.77  $   0.76  $   0.75
  Net realized and unrealized gain (loss) on investments          (0.04)       (0.40)     (0.06)        0.15     (0.58)    (0.19)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to preferred shareowners from:
  Net investment income                                        $     --     $     --   $     --     $     --  $     --  $  (0.00)(b)
------------------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                        $   0.34     $   0.34   $   0.65     $   0.92  $   0.18  $   0.56
------------------------------------------------------------------------------------------------------------------------------------
Distributions to common shareowners from:
  Net investment income and previously undistributed
    net investment income                                      $  (0.36)    $  (0.72)  $  (0.73)(c) $  (0.72) $  (0.70) $  (0.80)(c)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $  (0.02)    $  (0.38)  $  (0.08)    $   0.20  $  (0.52) $  (0.24)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  12.02     $  12.04   $  12.42     $  12.50  $  12.30  $  12.82
------------------------------------------------------------------------------------------------------------------------------------
Market value, end of period                                    $  10.31     $  10.40   $  11.47     $  11.78  $  10.83  $  11.36
====================================================================================================================================
Total return at net asset value (d)                                3.34%(e)     3.34%      5.55%        8.31%     1.96%     4.74%
Total return at market value (d)                                   2.62%(e)    (3.34)%     3.43%       15.92%     1.31%    (2.32)%
Ratios to average net assets of shareowners:
  Total expenses plus interest expense (f)(g)                      2.95%(h)     2.56%      2.21%        1.96%     1.81%     1.80%
  Net investment income before preferred share distributions       6.29%(h)     5.98%      5.62%        6.32%     6.00%     5.73%
  Preferred share distributions                                      --%          --%        --%          --%       --%     0.01%
  Net investment income available to shareowners                   6.29%(h)     5.98%      5.62%        6.32%     6.00%     5.72%
Portfolio turnover rate                                              20%(e)       34%        75%          52%       38%       61%
Net assets, end of period (in thousands)                       $297,459     $297,903   $307,195     $309,308  $304,357  $317,236

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/19 45

------------------------------------------------------------------------------------------------------------------------------------
                                                               Six Months
                                                               Ended        Year       Year         Year      Year      Year
                                                               5/31/19      Ended      Ended        Ended     Ended     Ended
                                                               (unaudited)  11/30/18   11/30/17     11/30/16* 11/30/15* 11/30/14*
------------------------------------------------------------------------------------------------------------------------------------
Total amount of debt outstanding (in thousands)                $139,450     $143,450   $143,450     $143,450  $150,450  $155,450
Asset coverage per $1,000 of indebtedness                      $  3,133     $  3,077   $  3,141     $  3,156  $  3,023  $  3,041
====================================================================================================================================

* The Trust was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.

(b)   Amount rounds to less than $(0.005) per share.

(c) The amount of distributions made to shareowners during the period was in excess of the net investment income earned by the Trust during the period. The Trust has accumulated undistributed net investment income which is the part of the Trust's net asset value ("NAV"). A portion of this accumulated net investment income was distributed to shareowners during the period.

(d) Total investment return is calculated assuming a purchase of common shares at the current net asset value or market value on the first day and a sale at the current net asset value or market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(e)   Not annualized.

(f) Expense ratios do not reflect the effect of distribution payments to preferred shareowners.

(g)   Includes interest expense of 1.66%, 1.35%, 0.95%, 0.63%, 0.51% and 0.49%, respectively.

(h)   Annualized.

The accompanying notes are an integral part of these financial statements.

46 Pioneer Floating Rate Trust | Semiannual Report | 5/31/19

Notes to Financial Statements | 5/31/19 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Floating Rate Trust (the "Trust") was organized as a Delaware statutory trust on October 6, 2004. Prior to commencing operations on December 28, 2004, the Trust had no operations other than matters relating to its organization and registration as a closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust is a diversified fund. The investment objective of the Trust is to provide a high level of current income and the Trust may, as a secondary objective, also seek preservation of capital to the extent consistent with its investment objective of high current income.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Trust's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Trust's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Trust's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Trust is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Trust to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Trust is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/19 47 ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

      Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times. The Trust may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

48 Pioneer Floating Rate Trust | Semiannual Report | 5/31/19

      Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

      Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.

      Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Trust's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices, and such differences could be material.

      At May 31, 2019, three securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.28% of net assets. The value of these fair valued securities was $840,278.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/19 49

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.    Federal Income Taxes

      It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of November 30, 2018, the Trust did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be

50 Pioneer Floating Rate Trust | Semiannual Report | 5/31/19 recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended November 30, 2018 was as follows:

      --------------------------------------------------------------------------
                                                                           2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                                               $17,811,485
      --------------------------------------------------------------------------
          Total                                                     $17,811,485
      ==========================================================================


      The following shows the components of distributable earnings (losses) on a federal income tax basis at November 30, 2018:

      --------------------------------------------------------------------------
                                                                           2018
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                                $  1,679,351
      Capital loss carryforward                                     (55,734,016)
      Other book/tax temporary differences                           (1,537,574)
      Unrealized depreciation                                       (10,193,803)
      --------------------------------------------------------------------------
          Total                                                    $(65,786,042)
      ==========================================================================

      The difference between book basis and tax basis unrealized depreciation is attributable to the tax treatment of premium and amortization, adjustments relating to catastrophe bonds, the tax adjustments relating to credit default swaps and partnerships.

E.    Risks

      At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Trust's investments in foreign markets and countries with limited developing markets may subject the Trust

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/19 51 to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      The value of securities held by the Trust may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities.

      The Trust invests in below investment grade (high yield) debt securities, floating rate loans and insurance-linked securities. The Trust may invest in securities and other obligations of any credit quality, including those that are rated below investment grade, or are unrated but are determined by the Adviser to be of equivalent credit quality. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.

      Certain securities in which the Trust invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Trust will not receive its sale proceeds until that time, which may constrain the Trust's ability to meet its obligations. The Trust may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. There is less readily available, reliable information about most floating rate loans than is the case for many other types of securities. Normally, the Adviser will seek to avoid receiving material, non-public information about the issuer of a loan either held by, or considered for investment by, the Trust, and this decision could adversely affect the Trust's investment performance. Loans may not be considered "securities," and purchasers, such as the Trust, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws. The Trust's investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk

52 Pioneer Floating Rate Trust | Semiannual Report | 5/31/19 than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

      The Trust is not limited in the percentage of its assets that may be invested in illiquid securities. Illiquid securities are securities that the Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.

      With the increased use of technologies such as the Internet to conduct business, the Trust is susceptible to operational, information security and related risks. While the Trust's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Trust cannot control the cybersecurity plans and systems put in place by service providers to the Trust such as Brown Brothers Harriman & Co., the Trust's custodian and accounting agent, American Stock Transfer & Trust Company ("AST"), the Trust's transfer agent. In addition, many beneficial owners of Trust shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Trust nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Trust's service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Trust's ability to calculate its net asset value, impediments to trading, the inability of Trust shareowners to effect share purchases or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance cost. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

F.    Insurance-Linked Securities ("ILS")

      The Trust invests in ILS. The Trust could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/19 53 that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur and, accordingly, ILS carry significant risk. The Trust is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Trust to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

      The Trust's investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

      Where the ILS are based on the performance of underlying reinsurance contracts, the Trust has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Trust's structured reinsurance investments, and therefore the Trust's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Trust. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Trust is forced to sell an illiquid asset, the Trust may be forced to sell at a loss.

G.    Credit Default Swap Contracts

      A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Trust may buy or sell credit default swap contracts to seek to increase the Trust's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

      As a seller of protection, the Trust would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Trust. In return, the Trust would receive from the counterparty a periodic stream of payments

54 Pioneer Floating Rate Trust | Semiannual Report | 5/31/19 during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Trust would keep the stream of payments and would have no payment obligation. The Trust may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Trust would function as the counterparty referenced above.

      As a buyer of protection, the Trust makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Trust, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Trust are recorded as realized gains or losses on the Statement of Operations.

      Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

      Credit default swap contracts involving the sale of protection may involve greater risks than if the Trust had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Trust is a protection buyer and no credit event occurs, it will lose its investment. If the Trust is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Trust, together with the periodic payments received, may be less than the amount the Trust pays to the protection buyer, resulting in a loss to the Trust. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Trust for the same reference obligation with the same counterparty.

      Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Trust are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Trust is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swaps" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/19 55 for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at May 31, 2019, is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

      The average market value of credit default swap contracts open during the six months ended May 31, 2019, was $198,440. Open credit default swap contracts at May 31, 2019, are listed in the Schedule of Investments.

H.    Automatic Dividend Reinvestment Plan

      All shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the "Plan"), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the "Plan Agent"), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

      If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividends in shares of the Trust on terms that differ from the terms of the Plan.

      Whenever the Trust declares a dividend on shares payable in cash, participants in the Plan will receive the equivalent in shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized shares from the Trust or (ii) by purchase of outstanding shares on the NYSE or elsewhere. If, on the payment date for any dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in shares acquired in open-market purchases. There are no brokerage

56 Pioneer Floating Rate Trust | Semiannual Report | 5/31/19 charges with respect to newly issued shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.

2. Management Agreement

The Adviser manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with the Adviser are calculated daily at the annual rate of 0.70% of the Trust's average daily managed assets. "Managed assets" means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means. For the six months ended May 31, 2019 the net management fee was 0.70% (annualized) of the Trust's average daily managed assets, which was equivalent to 1.03% (annualized) of the Trust's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Trust as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $16,468 in management fees, administrative costs and certain other reimbursements payable to the Adviser at May 31, 2019.

3. Transfer Agent

AST serves as the transfer agent with respect to the Trust's common shares. The Trust pays AST an annual fee, as is agreed to from time to time by the Trust and AST, for providing such services.

In addition, the Trust reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings and outgoing phone calls.

4. Additional Disclosures about Derivative Instruments and Hedging Activities

The Trust's use of derivatives may enhance or mitigate the Trust's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/19 57

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Trust.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at May 31, 2019 was as follows:

------------------------------------------------------------------------------------------
Statement of Assets and Liabilities
                                                     Foreign
                       Interest       Credit         Exchange       Equity      Commodity
                       Rate Risk      Risk           Rate Risk      Risk        Risk
------------------------------------------------------------------------------------------
Assets:
Swap contracts,
 at value              $ --           $444,000       $ --           $ --        $ --
------------------------------------------------------------------------------------------
 Total Value           $ --           $444,000       $ --           $ --        $ --
==========================================================================================

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at May 31, 2019 was as follows:

------------------------------------------------------------------------------------------
Statement of Operations
                                                     Foreign
                       Interest       Credit         Exchange       Equity      Commodity
                       Rate Risk      Risk           Rate Risk      Risk        Risk
------------------------------------------------------------------------------------------
Net realized
 gain (loss) on:
 Swap contracts        $ --           $  4,740       $ --           $ --        $ --
------------------------------------------------------------------------------------------
  Total Value          $ --           $  4,740       $ --           $ --        $ --
==========================================================================================
Change in net
 unrealized
 appreciation
 (depreciation) on:
 Swap contracts        $ --           $(88,124)      $ --           $ --        $ --
------------------------------------------------------------------------------------------
  Total Value          $ --           $(88,124)      $ --           $ --        $ --
==========================================================================================

58 Pioneer Floating Rate Trust | Semiannual Report | 5/31/19

5. Unfunded Loan Commitments

The Trust may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Trust is obliged to provide funding to the borrower upon demand. A fee is earned by the Trust on the unfunded commitment and is recorded as interest income on the Statement of Operations.

As of May 31, 2019, the Trust had the following unfunded loan commitments outstanding:

------------------------------------------------------------------------------------------
                                                                       Unrealized
Loan                         Principal     Cost          Value         (Depreciation)
------------------------------------------------------------------------------------------
United Seating and
 Mobility LLC                $175,000      $174,598      $173,687      $(911)
------------------------------------------------------------------------------------------
  Total Value                $175,000      $174,598      $173,687      $(911)
==========================================================================================

6. Trust Shares

There are an unlimited number of shares of beneficial interest authorized.

Transactions in shares of beneficial interest for the six months ended May 31, 2019 and the year ended November 30, 2018, were as follows:

------------------------------------------------------------------------------------------
                                                         5/31/19                 11/30/18
------------------------------------------------------------------------------------------
Shares outstanding at beginning of period             24,738,174               24,738,174
------------------------------------------------------------------------------------------
Shares outstanding at end of period                   24,738,174               24,738,174
==========================================================================================

7. Credit Agreement

Effective November 26, 2013, the Trust entered into a Revolving Credit Facility (the "Credit Agreement") with the Bank of Nova Scotia in the amount of $160,000,000. The Credit Agreement was established in conjunction with the redemption of all the Trust's auction market preferred shares. Effective November 23, 2016, the Trust extended the maturity of the Credit Agreement to November 22, 2019.

At May 31, 2019, the Trust had a borrowing outstanding under the Credit Agreement totaling $139,450,000. The interest rate charged at May 31, 2019 was 3.53%. During the six months ended May 31, 2019, the average daily balance was $139,995,455 at an average interest rate of 3.42%. Interest expense of $2,452,500 in connection with the Credit Agreement is included on the Statement of Operations.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/19 59

The Trust is required to maintain 300% asset coverage with respect to amounts outstanding under the Credit Agreement. Asset coverage is calculated by subtracting the Trust's total liabilities not including any bank loans and senior securities, from the Trust's total assets and dividing such amount by the principal amount of the borrowing outstanding.

8. Subsequent Events

A monthly dividend was declared on July 3, 2019 from undistributed and accumulated net investment income of $0.0625 per share payable July 31, 2019, to shareowners of record on July 16, 2019.

60 Pioneer Floating Rate Trust | Semiannual Report | 5/31/19

ADDITIONAL INFORMATION (unaudited)

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. During the period, there have been no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its shares in the open market.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/19 61

Trustees, Officers and Service Providers

Trustees                                   Officers
Thomas J. Perna, Chairman                  Lisa M. Jones, President and
David R. Bock                                Chief Executive Officer
Benjamin M. Friedman                       Mark E. Bradley, Treasurer and
Margaret B.W. Graham                         Chief Financial and
Lisa M. Jones                                Accounting Officer
Lorraine H. Monchak                        Christopher J. Kelley, Secretary and
Marguerite A. Piret                          Chief Legal Officer
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
American Stock Transfer & Trust Company

Proxy Voting Policies and Procedures of the Trust are available without charge, upon request, by calling our toll free number (1-800-710-0935). Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

62 Pioneer Floating Rate Trust | Semiannual Report | 5/31/19

                          This page is for your notes.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/19 63

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                          This page is for your notes.

64 Pioneer Floating Rate Trust | Semiannual Report | 5/31/19

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                          This page is for your notes.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/19 65

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                          This page is for your notes.

66 Pioneer Floating Rate Trust | Semiannual Report | 5/31/19

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                          This page is for your notes.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/19 67

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                          This page is for your notes.

68 Pioneer Floating Rate Trust | Semiannual Report | 5/31/19

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------
Account Information                                     1-800-710-0935

Or write to AST:
--------------------------------------------------------------------------------
For                                                     Write to

General inquiries, lost dividend checks,                American Stock
change of address, lost stock certificates,             Transfer & Trust
stock transfer                                          Operations Center
                                                        6201 15th Ave.
                                                        Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)                       American Stock
                                                        Transfer & Trust
                                                        Wall Street Station
                                                        P.O. Box 922
                                                        New York, NY 10269-0560

Website                                                 www.amstock.com

For additional information, please contact your investment advisor or visit our web site www.amundipioneer.com/us.

The Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareowners may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2019 Amundi Pioneer Asset Management 19389-13-0719




ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. David R. Bock, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

N/A



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Floating Rate Trust


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date July 26, 2019


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date July 26, 2019


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date July 26, 2019

* Print the name and title of each signing officer under his or her signature.